                                                  Exhibit (10)(ii)















                       THE REYNOLDS AND REYNOLDS COMPANY
                                RETIREMENT PLAN
                         (October 1, 1994 Restatement)

                               TABLE OF CONTENTS

ARTICLE                                                                                                                        PAGE

   I        DEFINITIONS                                                                                                          1

   II       PARTICIPATION                                                                                                       16

            2.1 - Eligibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
            2.2 - Conditions of Participation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
            2.3 - Changes in Employment Status  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
            2.4 - Adoption of the Plan by Related Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

   III      SERVICE AND CREDITED SERVICE                                                                                        22

            3.1 - Hours of Service and Continuous
                    Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
            3.2 - Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
            3.3 - Credited Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25
            3.4 - Break in Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26
            3.5 - Military Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28

   IV       ELIGIBILITY FOR RETIREMENT BENEFITS                                                                                 29

            4.1 - Normal Retirement Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
            4.2 - Early Retirement Pension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
            4.3 - Deferred Vested Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
            4.4 - Retirement While on Approved Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29
            4.5 - Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30

   V        AMOUNT OF RETIREMENT BENEFITS                                                                                       31

            5.1 - Normal Retirement Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
            5.2 - Early Retirement Pension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
            5.3 - Deferred Vested Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
            5.4 - Benefit Coordination With Other Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
            5.5 - Special Minimum Benefit Provision For
                    Participants on September 30, 1974  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33

   VI       COMMENCEMENT, FORM, AND DURATION OF BENEFITS                                                                        34

            6.1 - Normal and Early Retirement Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
            6.2 - Deferred Vested Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
            6.3 - Reemployment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 34
            6.4 - Payment of Small Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
            6.5 - Employment Past Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36
            6.6 - Limitations on Commencement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37
            6.7 - Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

   VII      NORMAL FORM OF PAYMENT AND OPTIONAL BENEFITS                                                                        42

            7.1 - Normal Form of Pension Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42



                                      (i)

ARTICLE                                                                                                                         PAGE
-------                                                                                                                         ----

            7.2 - Qualified Joint and Survivor Pension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
            7.3 - Optional Forms of Pension . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42
            7.4 - Conditions Regarding Election of Optional
                    Forms of Pension  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 43

   VIII     PRE-RETIREMENT DEATH BENEFITS                                                                                       47

            8.1 - Eligibility for Spouse Survivor
                    Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
            8.2 - Spouse Survivor Benefit Amount  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 47
            8.3 - Spouse Survivor Benefit Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
            8.4 - Effect of Payment Under Article VII . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
            8.5 - Coverage Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
            8.6 - Rejection of Spouse Survivor Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50
            8.7 - Death Benefit Where Spouse Survivor
                        Benefit Rejected or Eligible
                        Participant Has No Spouse . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 51
            8.8 - Reserved  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
            8.9 - Rejection by Surviving Eligible Spouse of
                        Spouse Survivor Benefit and Election of
                        Benefit Under Section 8.7 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52
            8.10 - Payment of Small Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 52

   IX       TOP HEAVY PROVISIONS                                                                                                53

            9.1 - Applicability of Top Heavy Plan
                        Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
            9.2 - Top Heavy Plan Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 53
            9.3 - Top Heavy Vesting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 55
            9.4 - Minimum Top Heavy Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
            9.5 - Adjustment of Maximum Retirement
                        Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56
            9.6 - Maximum Compensation Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56

   X        MAXIMUM RETIREMENT BENEFITS                                                                                         58

            10.1 - Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
            10.2 - Maximum Defined Benefit Limitation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59
            10.3 - Exception  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
            10.4 - Manner of Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
            10.5 - Maximum Defined Benefit and Defined
                         Contribution Limitation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 62
            10.6 - Protection of Pre-TEFRA Accrued Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64

   XI       PLAN FINANCING                                                                                                      65

            11.1 - Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
            11.2 - Funding Policy and Method  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
            11.3 - Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 65
            11.4 - Records; Annual Valuation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66



                                      (ii)

ARTICLE                                                                                                                        PAGE
-------                                                                                                                        ----

            11.5 - Actuarial Examinations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
            11.6 - Responsibility of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
            11.7 - Trustee's Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
            11.8 - Replacement of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67

   XII      ADMINISTRATION                                                                                                      68

            12.1 - Allocation of Responsibility . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   68
            12.2 - Fiduciary Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   70
            12.3 - Indemnification  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
            12.4 - Appointment of Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
            12.5 - Claims Procedure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   71
            12.6 - Records and Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
            12.7 - Committee Powers and Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
            12.8 - Facility of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   74
            12.9 - Agent for Service of Process . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
            12.10 - Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
            12.11 - Evidence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
            12.12 - Underwriting of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
            12.13 - Misstatements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
            12.14 - Beneficiary Designation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   76
            12.15 - Agents; Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   77

   XIII     AMENDMENT AND TERMINATION                                                                                           78

            13.1 - Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   78
            13.2 - Discontinuance of Benefit Accrual  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
            13.3 - Termination; Restrictions on Benefits
                         of Highly Compensated Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   79
            13.4 - Termination Following Change in Control  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82

   XIV      ADOPTION AND EXTENSION OF THE PLAN                                                                                  84

            14.1 - Adoption by Related Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
            14.2 - Extension to Non-Covered Units;
                        Business Acquisitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84
            14.3 - Special Provisions Regarding
                         Eligibility and Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
            14.4 - Action by Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
            14.5 - Overriding Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85

   XV       SUCCESSOR EMPLOYER AND MERGER OR
            CONSOLIDATION OF PLANS                                                                                              86

            15.1 - Successor Employer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86
            15.2 - Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86

   XVI      MISCELLANEOUS PROVISIONS                                                                                            89

            16.1 - Non-guarantee of Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89



                                     (iii)
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
ARTICLE                                                                                                                        PAGE
-------                                                                                                                        ----

            16.2 - Rights to Trust Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
            16.3 - Non-alienation of Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  89
            16.4 - Election of Former Vesting Schedule  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
            16.5 - Benefits Determined Under Plan as in
                         Effect Before October 1, 1994  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90

   XVII     GENERAL PROVISIONS                                                                                                   92

            17.1 - Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
            17.2 - Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
            17.3 - Controlling Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
            17.4 - Effect of Invalidity of Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92
            17.5 - Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  92

   XVIII     RECEIPT OF ASSETS AND LIABILITIES
             ATTRIBUTABLE TO NON-UNION HOURLY EMPLOYEES                                                                          93

             18.1 - Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
             18.2 - Crediting of Compensation, Continuous
                          Employment, Service, and Credited
                          Service . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
             18.3 - Transfer of Assets and Liabilities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  94
             18.4 - Continuation of Portion of Transferor
                          Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
             18.5 - Overriding Provisions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95

   XIX       DIRECT ROLLOVER                                                                                                     96

             19.1 - Direct Rollover Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96
             19.2 - Definitions   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  96

   XX        EFFECTIVE DATE                                                                                                      98


SCHEDULE I - PARTICIPATING EMPLOYERS

SCHEDULE II - PROVISIONS REGARDING PREDECESSOR EMPLOYMENT





                                      (iv)

                       THE REYNOLDS AND REYNOLDS COMPANY
                                RETIREMENT PLAN
                         (October 1, 1994 Restatement)


                          WHEREAS, The Reynolds and Reynolds Company Retirement
Plan (the "Plan") was established effective September 30, 1968 by the Reynolds and Reynolds Company (the "Company") and is presently maintained under an amendment and restatement effective as of October 1, 1986, which restatement has been amended on several occasions; and

                          WHEREAS, The Reynolds and Reynolds Company Retirement
Trust, which was established by trust agreement executed on March 25, 1975, is a part of the Plan; and

                          WHEREAS, it is deemed desirable to amend further and
restate the Plan;

      NOW, THEREFORE, the Plan is hereby amended and restated in its entirety as hereinafter set forth.

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

                          For purposes of the Plan, the following words and
phrases shall have the following meanings unless a different meaning is clearly required by the context:

Section 1.1 - Actuarial (or Actuarially) Equivalent
---------------------------------------------------

                          A benefit equal in value, as of the effective date of
determination, to the benefit for which it is substituted, the value of both benefits being computed, except as otherwise specifically provided herein, on the basis of the following actuarial assumptions: the mortality table shall be the 1971 Group Annuity Mortality Table for Males projected to 1990 by Scale D with an age setback of one year for the Participant and five years for any Eligible Spouse, Beneficiary, or Contingent Annuitant; the interest rate shall be an effective annual rate of 7%; except that in determining the single sum payment Actuarially Equivalent to any life-time Pension, for distributions occurring prior to September 25, 1995, the interest rate used shall be the interest rate which would be used as of the first day of the Plan Year in which occurs the date of the distribution by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a lump sum distribution on Plan termination, and, effective for distributions occurring on or after September 25, 1995, the interest rate used shall be the annual rate of interest on 30-year Treasury securities for the first full calendar month preceding the Plan Year in which occurs the date of distribution, as specified by the Commissioner of Internal Revenue in revenue rulings, notices, or other guidance, and the mortality assumption used shall be the mortality table based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date of the adjustment is being made (without regard to any other subparagraph of Section 807(d)(5) of the Code), as specified by the Commissioner of Internal Revenue in revenue rulings, notices, or other guidance. In determining a lump sum Actuarially Equivalent to any life- time Pension, the benefit will be the Actuarial Equivalent of the benefit that would have been payable at the Participant's Normal Retirement Date, or, if the Participant's employment with an Employer or a Related Company continues beyond his Normal Retirement Date, the benefit will be the Actuarial Equivalent of the benefit that would have been payable upon his Retirement. In determining the Actuarial Equivalent benefit of any benefit payable pursuant to Section 8.10, the benefit will be the Actuarial Equivalent of the benefit that would have been payable to the recipient at the time payment of such benefit would otherwise commence.

Section 1.2 - Actuary
---------------------

                          An actuary, selected by the Company, who is an
enrolled actuary as defined in Section 7701(a)(35) of the Code, or a firm or corporation of actuaries having such a person on its staff, and who serves as the actuarial consultant for the Plan.

Section 1.3 - Applicable Law
----------------------------

                          The Code or ERISA or any other law of the United
States or any state or political subdivision thereof that now or hereafter applies to the Plan.

Section 1.4 - Approved Absence
------------------------------

                          Absence of an Eligible Employee that is (i)
authorized or approved by his Employer, or (ii) during layoff or furlough while recall rights continue, as determined in accordance with the normal practices of the Employer, provided his Employee returns within the period specified.
The provisions of this Section shall be uniformly applied to all Participants similarly situated.

Section 1.5 - Beneficiary
-------------------------
                          The meaning described in Section 12.14.

Section 1.6 - Board
-------------------
                          The present and any succeeding Board of Directors of
the Company.

Section 1.7 - Break in Service
------------------------------
                          The meaning described in Section 3.4.

Section 1.8 - Code
------------------
                          The Internal Revenue Code of 1986, as amended from
time to time. Reference to a section of the Code shall include such section and any comparable section, or sections, of any future legislation that amends, supplements, or supersedes such section.

Section 1.9 - Committee
-----------------------
                          The retirement committee provided for in Article XII.

Section 1.10 - Company
----------------------
                          The Reynolds and Reynolds Company, an Ohio
corporation and its corporate successors.

Section 1.11
------------

         (a) COMPENSATION - The monthly equivalent of the total cash remuneration paid for services rendered to the Employer or a Related Company, as determined for purposes of Federal Income Tax Form W-2 or any replacement thereof, plus the amount, if any, of employee-elective compensation reduction amounts pursuant to Code Sections 125 and/or 401(k) if such employee-elective compensation reduction amounts would have been Compensation but for such employee-elective compensation reduction. Compensation shall not include severance pay, pensions, cost of life insurance, income from the personal use of Employer or Related Company owned assets, income from the premature or disqualifying disposition of securities acquired pursuant to a qualified, restricted or similar stock option type plan including compensation which represents a return of all or a portion of a previously designated salary reduction amount in connection with any non-qualified deferred compensation arrangements sponsored by an Employer or Related Company and any other similar type of income, from whatever source, which the Committee determines, on a uniform and consistent basis, should not be included in the definition of Compensation. Where the above stated definition cannot be applied because the Employer or Related Company has not been in business for a sufficient period of time, Compensation shall be the monthly equivalent of the Participant's annualized rate of Compensation as of the effective determination thereof.

         (b) FINAL AVERAGE COMPENSATION - A Participant's highest average monthly Compensation during any five (5) consecutive complete or partial calendar years among the final ten (10) complete or partial calendar years of his Service prior to his Retirement or other termination of employment; provided, however, that if the Participant shall not have completed five (5) calendar years of Service, such average shall be based on Compensation averaged over such lesser period of Service; and further provided that if the Participant's Final Average Compensation is to be determined at a date preceding his Normal Retirement Date, it shall be determined by the two-step method described in Section 1.23(e)(iii).

         (c) Notwithstanding anything in the Plan to the contrary, in no event shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed (1) $200,000 for Plan Years beginning prior to January 1, 1994, or (2) $150,000 for Plan Years beginning on or after January 1, 1994 (subject to adjustment annually as provided in Section 401(a)(17)(B) and Section 415(d) of the Code; provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). For purposes of applying such dollar limitation, the rules of Section 414(q)(6) of the Code requiring aggregation of certain family members shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

                 (1) Each 1989 Section 401(a)(17) employee's accrued benefit under the Plan will be the greater of the accrued benefit determined for such Participant under
                          (A) or (B) below:

                          (A) the Participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1989, as applied to the participant's total years of service taken into account under the Plan for the purposes of benefit accruals, or

                          (B) the Participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Section 1.401(a)(4)-13 of the Income Tax Regulations.

                                  A "1989 Section 401(a)(17) employee" means a
                                  Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1989, is based on annual earnings for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded $200,000.

                 (2) Each 1994 Section 401(a)(17) employee's accrued benefit under this Plan will be the greater of the accrued benefit determined for such Participant under
                          (A) or (B) below:

                          (A) the Participant's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the Participant's total years of service taken into account under the Plan for the purposes of benefit accruals, or

                          (B) the Participant's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with

                                  Section 1.401(a)(4)-13 of the Income Tax
                                  Regulations.

                                  A "1994 Section 401(a)(17) employee" means a
                                  Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on annual earnings for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

Section 1.12
------------

         (a) CONTINGENT ANNUITANT - The person designated by a Participant to receive a Pension subsequent to a Participant's death pursuant to Section 7.3(b).

         (b)     CONTINGENT ANNUITANT OPTION - The form of Pension described in
                 Section 7.3(b).

Section 1.13 - Continuous Employment
------------------------------------

                          The period of employment described in Section 3.1.

Section 1.14 - Effective Date
-----------------------------

                          October 1, 1976.

Section 1.15 - Eligible Spouse
------------------------------

                          The lawful husband or wife, as the case may be, of
the Participant, as recognized under applicable state law, as of any date relevant hereunder.

Section 1.16
------------

         (a) EMPLOYEE OR ELIGIBLE EMPLOYEE - Except as otherwise provided herein, any person classified as a regular salaried employee or salesman of an Employer, on or after the Effective Date, and, with respect to periods after December 31, 1990, any person classified as a regular hourly-rated employee of an Employer, who is receiving remuneration for personal services rendered to the Employer (or who would be receiving such remuneration except for an Approved Absence or Military Service). Any person who is covered by a collective bargaining agreement which does not provide for such person's inclusion in the Plan shall not be an Employee, and any person who performs services for an Employer solely as an independent contractor shall not be considered to be employed by such Employer.

         (b) INELIGIBLE EMPLOYEE - Any person employed by an Employer who is not an Eligible Employee. The term "Ineligible Employee" shall also include a person who had been an Eligible Employee and either has been transferred to an employment status other than that of an Employee or has been transferred to a Related Company which has not adopted the Plan, for so long as he remains so employed. The term "Ineligible Employee" shall also include any "leased employee", as defined in Section 414(n)(2) of the Code, with respect to an Employer or a Related Company (other than a leased employee excludable pursuant to Section 414(n)(5) of the Code). Provided, however, that any person who performs services for an Employer or Related Company solely as an independent contractor shall not be considered to be employed by such Employer.

Section 1.17 - Employer
-----------------------
                          Each of the following business entities:

                 (i)         The Company.

                 (ii) Any Related Company, that adopts the Plan pursuant to Article XIV.

                 (iii)       Any predecessor of an entity described in (i) or
                             (ii) above, or successor thereto.

Section 1.18
------------

         (a) EMPLOYMENT COMMENCEMENT DATE - The date upon which an Employee or Ineligible Employee first performs an Hour of Service for an Employer or a Related Company.

         (b) REEMPLOYMENT COMMENCEMENT DATE - The date upon which a former Employee or Ineligible Employee who has incurred a Break in Service first performs an Hour of Service for an Employer or a Related Company after such Break in Service.

Section 1.19 - ERISA
--------------------

                          Public Law No. 93-406, the Employee Retirement
Income Security Act of 1974, as amended from time to time.

Section 1.20 - Fiduciary
------------------------

                          The Company and other Employers (acting through their
respective boards of directors or duly authorized officers), the Committee, the Trustee, the Investment Manager, if any, and/or other parties named as Fiduciaries pursuant to Article XII, but only with respect to the specific responsibilities of each for Plan and Trust administration, all as described in
Article XII.

Section 1.21 - Investment Manager
---------------------------------

                          A Fiduciary, other than the Trustee, (a) who has the
power to manage, acquire or dispose of any Plan assets pursuant to an Investment Manager agreement, and (b) who is (1) a bank, as defined in the Investment Advisers Act of 1940; (2) an insurance company qualified to manage, acquire or dispose of the assets of an employee benefit plan under the laws of more than one state; or (3) a firm registered as an investment advisor under the Investment Advisers Act of 1940.

Section 1.22
------------

         (a) PARTICIPANT - An Eligible Employee who (i) has met all the participation requirements of the Plan, (ii) has commenced participation in the Plan as provided in Article II, and (iii) is an Active Participant, Inactive Participant, Retired Participant, Disabled Participant, or Suspended Participant.

         (b) ACTIVE PARTICIPANT - A Participant who is an Eligible Employee and does not come under the purview of subsections (c) through
                 (g) of this Section.

         (c) INACTIVE PARTICIPANT - A Participant whose employment covered under the Plan has terminated and who is entitled to, but has not yet commenced to receive, Pension benefits hereunder.

         (d) RETIRED PARTICIPANT - A Participant who has retired under the Plan in accordance with its provisions, and who is receiving or is entitled to receive a Pension under the Plan, and shall include a formerly Inactive Participant from the time he commences receiving a Pension.

         (e)     DISABLED PARTICIPANT - A Participant described in Section 4.5.

         (f) SUSPENDED PARTICIPANT - A previously Active Participant who either (i) is still in the employment of an Employer (or a Related Company which is not an Employer) and has not incurred a Break in Service, but who is an Ineligible Employee, or (ii) has incurred a termination of employment and has neither incurred a one year Break in Service nor been reemployed.

         (g) PRIOR PARTICIPANT - A Participant who has incurred a Break in Service, but whose credit for previous employment with an Employer would be restored pursuant to Section 3.4 should he return to the employment of an Employer and resume his status as an Eligible Employee; provided, however, that a Prior Participant shall not be regarded as a Participant unless he is also a Retired or Inactive Participant.

Section 1.23
------------

         (a) PENSION - The retirement income provided to a person entitled to receive benefits under the Plan, normally payable in monthly installments.

         (b)     NORMAL RETIREMENT PENSION - The Pension described in Section
                 5.1.

         (c)     EARLY RETIREMENT PENSION - The Pension described in Section
                 5.2.

         (d)     DEFERRED VESTED PENSION - The Pension described in Section 5.3.

         (e) ACCRUED RETIREMENT PENSION - As of any date of determination prior to his Normal Retirement Date, other than the Early Retirement Date of a Participant who retires on Early Retirement under Section 4.2 after completing thirty-five (35) or more years of Service:

                 (i) The Pension which the Participant would have been entitled to receive under the provisions of
                             Section 5.1 at his Normal Retirement Date had he remained in the employ of an Employer accruing Credited

                             Service at the maximum annual rate until his Normal Retirement Date, and based on the two-step method for calculating Final Average Compensation set forth in paragraph (iii) below and his projected Primary Social Security Benefit, multiplied by

                 (ii) A fraction, the numerator of which is the actual number of years and fractions thereof of his Credited Service up to the date of determination and the denominator of which is the total number of years and fractions thereof of Credited Service he would have had if he had remained in the employ of an Employer until his Normal Retirement Date accruing Credited Service at the maximum annual rate until that date.

                 (iii) As of any date of determination prior to Normal Retirement Date, Accrued Retirement Pensions will be determined on the basis of a Final Average Compensation figure which is computed in two steps as follows:

         STEP 1 - Calculate the Participant's historical Final Average Compensation based on the average monthly Compensation during the highest five (5) consecutive complete or partial calendar years among the final ten (10) complete or partial calendar years of a Participant's Service prior to the date as of which the Accrued Retirement Pension is being determined.

         STEP 2 - Assume that the Participant continued to earn annually until Normal Retirement Date Compensation at the level equivalent to the historical Final Average Compensation calculated in Step 1 above. Then, using both the Participant's historical Final Average Compensation and this assumed level of future Compensation projected until Normal Retirement Date, determine the average monthly Compensation during the highest five (5) consecutive complete or partial calendar years among the final ten (10) complete or partial calendar years preceding the Participant's Normal Retirement Date. The Participant's Accrued Retirement Pension will then be calculated using the average monthly Compensation during that five-year period.

         As of his Early Retirement Date in the case of a Participant who retires on Early Retirement under

         Section 4.2 after completing thirty-five (35) or more years of Service, the Pension calculated in the manner described in Section 5.1 but based on his Credited Service as of his Early Retirement Date and the two-step method for calculating Final Average Compensation set forth in paragraph (iii) above.

         Provided, however, that for participants as of September 30, 1976 under the Prior Plan, in no event shall the amount of Accrued Retirement Pension developed under the above procedure be less than the accrued retirement pension developed as of September 30, 1976 under the Prior Plan, and provided further that with respect to an Active Participant on or after September 30, 1982 who was a Participant on October 1, 1977, in no event shall the amount of his Accrued Retirement Pension developed under the above procedure be less than his Accrued Retirement Pension developed as of September 30, 1982 under the Plan.

        (f) QUALIFIED JOINT AND SURVIVOR PENSION - The form of Pension described in Section 7.2.

Section 1.24 - Period-Certain and Life Option
---------------------------------------------

                          The form of Pension described in Section 7.3(a).

Section 1.25
------------

         (a) PLAN - The Reynolds and Reynolds Company Retirement Plan, as set forth herein, as it may be amended from time to time.

         (b) OTHER PLAN - Any pension, deferred profit sharing or other retirement plan to which an Employer or Related Company contributes directly (or indirectly through compensation increases for pension purposes), which qualifies under Section 401(a) of the Code, other than the Plan or any plan which provides benefits intended to be supplemental to the benefits provided under the Plan; provided, however, that the term Other Plan shall not include any profit sharing plan qualified under Section 401(a) of the Code maintained by the Company prior to October 1, 1976, The Reynolds and Reynolds Company PAYSOP (Payroll-Based Employee Stock Ownership Plan), The Reynolds and Reynolds Company 401(k) Savings Plan, The Reynolds and Reynolds Company Retiree Medical Savings Account Plan, the Money Accumulation Pension Plan For Employees of

                 Reynolds and Reynolds, nor The Arnold Corporation Printed Communications For Business Savings Plan.

         (c)     PRIOR PLAN - The Plan as in effect as of September 30, 1976.

Section 1.26 - Plan Administrator
---------------------------------

                          The Company, notwithstanding the fact that certain
administrative functions under or with respect to the Plan have been or may be delegated to the Committee or to any other person, persons or entity.

Section 1.27 - Plan Year
------------------------

                          The twelve-month period commencing on October 1 and
ending on September 30.

Section 1.28 - Primary Social Security Benefit
----------------------------------------------

                          The monthly primary insurance amount to which a
Participant making timely and proper application and not engaging in any disqualifying employment would be entitled under the Federal Social Security Act, as amended, upon attaining his sixty-fifth (65th) birthday. For any Plan Year in which a Participant's Primary Social Security Benefit is to be determined, the Federal Social Security Act and all factors used to compute benefits thereunder (e.g., the Consumer Price Index) shall be treated as remaining constant after the beginning of such Plan Year.

                          In order to determine Accrued Retirement Pensions,
the Committee shall adopt a procedure, uniformly applied to all Participants, to estimate Primary Social Security Benefits based on the Social Security Act in effect at the first day of the Plan Year during which such determination is made. Such estimate will be made on the basis that the Participant, if under age 65, continues to receive until age 65 annual wages for purposes of Social Security at the same rate as his most recent Compensation amount.

                          Except as provided below, the amount of any benefit
determined under the Plan shall not be reduced by reason of an increase in the amount of Participant's Primary Social Security Benefit which takes place after he ceases to be an Active Participant. In the event a Retired, Inactive or Suspended Participant again becomes an Active Participant, his benefits under the Plan shall be determined based upon his Primary Social Security Benefit on the date of his Retirement or other termination of employment; provided, however, that the amount of his

Pension benefit shall not be less than the Pension benefit to which he would have been entitled if he had not returned to such employment and again become a Participant.

                          Notwithstanding the foregoing, if a Participant who
retires or terminates employment with vested rights under the Plan provides to the Committee within the relevant computation period a statement from the Social Security Administration evidencing his actual wages for social security purposes for all years (previously estimated) prior to his retirement or termination of employment or a Social Security award letter evidencing the amount of his actual primary Social Security benefit, such wages or actual primary Social Security benefit shall be taken into account, as set forth below, for purposes of the Plan. If such a statement or award letter is not provided to the Committee during the relevant computation period, the Committee shall be entitled to estimate the Participant's wages for such years in accordance with a method, uniformally applied, which satisfies the rules for use of estimated earnings history that are set forth in Revenue Ruling 84-45. For purposes hereof, the relevant computation period shall be a period of 120 days beginning on the later of (A) the date of his retirement or termination of employment with vested rights under the Plan, or (B) the date on which the Committee has furnished or caused to be furnished to him (i) a calculation of his Pension benefit under the Plan, determined with the Primary Social Security Benefit calculated on the basis of estimated wages, (ii) a statement that the Participant has the right, within the relevant computation period, to supply his actual wage history or actual primary Social security benefit and to have it taken into account in calculating his retirement benefit, and (iii) a statement that the Participant can obtain his actual wage history from the Social Security Administration.

                          If such Participant furnishes documentation of his
actual compensation history or actual primary Social Security benefit in accordance with the above provisions and within the time specified such Participant's Pension benefit shall be recomputed to reflect such actual compensation history or actual primary Social Security benefit. If such recomputation yields a benefit that is larger than the benefit then being paid to such Participant, then as soon as administratively practicable such benefit shall be adjusted, retroactively and prospectively, by an amount equal to the difference.

Section 1.29 - Related Company
------------------------------

                          Any corporation or trade or business required to be
aggregated with The Reynolds and Reynolds Company, by Section 414(b), (c), (m),
(n), or (o) of the Code.

Section 1.30
------------

         (a) RETIREMENT - Termination of employment for reason other than death or transfer to another Employer or a Related Company after a Participant has fulfilled all requirements for a Normal or Early Retirement Pension. Retirement shall be considered to occur on the day immediately following a Participant's last day of employment or Approved Absence, if later.

         (b) NORMAL RETIREMENT - Retirement under the circumstances described in Section 4.1 qualifying the Retired Participant for benefits pursuant to Section 5.1.

         (c) NORMAL RETIREMENT DATE - The first day of the month coincident with or next following a Participant's attainment of his 65th birthday.

         (d) EARLY RETIREMENT - The Retirement of a Participant prior to his Normal Retirement Date under the circumstances defined in
                 Section 4.2 qualifying the Retired Participant for benefits pursuant to Section 5.2.

         (e) EARLY RETIREMENT DATE - In the case of a Retired Participant on Early Retirement, the first day of the month coincident with or next following his Retirement.

Section 1.31
------------

         (a) SERVICE - The period of a Participant's employment considered in determining eligibility for benefits to or on behalf of a Participant as provided in Section 3.2.

         (b) CREDITED SERVICE - The period of a Participant's employment considered in determining the amount of benefits payable to or on behalf of a Participant as provided in Section 3.3.

         (c)     PAST CREDITED SERVICE - The meaning described in Section
                 3.3(a).

         (d)     FUTURE CREDITED SERVICE - The meaning described in Section
                 3.3(b).

         (e)     HOUR OF SERVICE - The meaning described in Section 3.1.

Section 1.32 - Trust Agreement
------------------------------

                          The trust agreement executed on March 25, 1975
establishing The Reynolds and Reynolds Company Retirement Trust, as the same may be amended from time to time, which constitutes a part of the Plan.

Section 1.33 - Trust or Trust Fund
----------------------------------

                          The fund known as The Reynolds and Reynolds Company
Retirement Trust, maintained in accordance with the terms of the Trust Agreement, as it may be amended from time to time, which constitutes a part of the Plan.

Section 1.34 - Trustee
----------------------

                          The trustee or trustees named in the Trust Agreement
and any additional or successor trustee or trustees from time to time acting as Trustee of the Trust Fund. "Trustee" shall be deemed to refer to the plural as well as the singular, except where the context otherwise requires.

                                   ARTICLE II

                                 PARTICIPATION
                                 -------------

Section 2.1 - Eligibility
-------------------------

                          An Employee shall become a Participant as follows:

         (a) Any Employee included under the provisions of the Prior Plan as of the Effective Date continued to participate in accordance with the provisions of the Plan as amended and restated as of October 1, 1976.

         (b) Any Employee on the Effective Date whose Employment Commencement Date was after he had attained age 50 but before the first day of the calendar month coincident with or next following his 60th birthday became a Participant on the Effective Date.

         (c) Any Employee not included in (a) or (b) above whose Employment Commencement Date, or latest Reemployment Commencement Date or date of rehire, is prior to October 1, 1976 becomes a Participant on the October 1 coincident with or next following the later of (i) the date he attains age 24-1/2, and (ii) the date he completes 6 or more months of continuous employment.

         (d) Any Employee whose Employment Commencement Date was after the first day of the calendar month coincident with or next following his 60th birthday and who, as of October 1, 1988, was an Employee who had completed six (6) or more months of Continuous Employment, became a Participant on October 1, 1988.

         (e) Any Employee not included in (a), (b), (c), or (d) above becomes a Participant on the October 1 coincident with or next following the later of (i) the date he attains age 20-1/2, and
                 (ii) the date he completes six (6) or more months of Continuous Employment.

                          Notwithstanding any other provision herein to the
contrary, any person (i) whose Employment Commencement Date was after the first day of the month coincident with or next following his 60th birthday, and (ii) who is not credited with an Hour of Service on or after October 1, 1988, shall not be eligible to participate in the Plan.

                          An Employee or Ineligible Employee whose employment
with his Employer and all Related Companies terminates on or after the Effective Date and who is rehired by an Employer or Related Company (i) prior to incurring a Break in Service, or (ii) subsequent to incurring a Break in Service with his pre-break Service restored pursuant to Section 3.4, shall have his prior period of Continuous Employment and his age on his original Employment Commencement Date taken into account for purposes of determining his eligibility to participate under this Section. In the case of such a former Employee or Ineligible Employee who is rehired by an Employer or Related Company prior to incurring a Break in Service, Continuous Employment shall also include the period between his date of termination of employment and his date of rehire. If such a former Employee or Ineligible Employee satisfies the participation requirements of this Section 2.1 on his Reemployment Commencement Date or date of rehire, as applicable, he shall thereupon become a Participant.

                          On and after the Effective Date, a former Employee or
Ineligible Employee who is rehired by an Employer or Related Company subsequent to incurring a Break in Service with his pre-break Service not restored must satisfy the participation requirements of this Section based solely on his age on and his Continuous Employment after his Reemployment Commencement Date or date of rehire, as applicable.

Section 2.2 - Conditions of Participation
-----------------------------------------

                          Participation in the Plan by any Employee shall be
contingent upon receipts by the Committee of such applications, consents, proofs of birth, elections, beneficiary designations and other documents and information as prescribed by the Committee. Each Employee upon becoming a Participant shall be deemed conclusively, for all purposes, to have assented to the terms and provisions of the Plan and shall be bound thereby.

Section 2.3 - Changes in Employment Status
------------------------------------------

         (a) CHANGE FROM ELIGIBLE TO INELIGIBLE STATUS - If an Active Participant becomes an Ineligible Employee, he shall not be deemed to have incurred a Break in Service, but shall become and shall remain a Suspended Participant for so long as he remains in such ineligible status, and the following special provisions shall apply:

                 (i) His Accrued Retirement Pension determined as of the date he becomes a Suspended Participant shall be frozen and shall not be increased on account of any service rendered or Compensation received while he is a Suspended Participant.

                 (ii) His Continuous Employment while a Suspended Participant shall be counted as part of his Service in determining his vested right to a deferred benefit pursuant to the provisions of
                             Section 4.3, and in determining his right to a benefit under any other provision hereof (if and to the extent that the requirements of Section 3.2 are otherwise satisfied). Such Continuous Employment shall not, however, be counted as Credited Service in determining the amount of his benefits under the Plan (unless he again becomes an Eligible Employee and Active Participant).

                 (iii) While he is a Suspended Participant, he shall have the same right as an Active Participant who is otherwise in a similar position to elect an optional form of Pension or to make any other election hereunder.

                 (iv) When a Suspended Participant's employment terminates with his Employer and all Related Companies for any reason, including Retirement or death, he (or, in the event of death, his Eligible Spouse or beneficiary, if any) shall be entitled to the benefits provided under the applicable provisions of Articles IV, V, VI, VII and VIII in effect at the date of change in employment status. (To the extent that a benefit is payable to or with respect to him pursuant to any Other Plan, the provisions of Section 5.4 shall apply.)

                 (v) If a Suspended Participant returns to the status of an Eligible Employee, he thereupon shall again become an Active Participant and, upon his subsequent Retirement or other termination of employment, his benefit shall be based upon his Credited Service and his Final Average Compensation. Such Final Average Compensation shall include any Compensation paid to the Suspended Participant while in the employ of a Related Company, which is not an Employer participating under this Plan. (To the extent that a benefit is payable to or with respect to him pursuant to any Other Plan, the provisions of
                             Section 5.4 shall apply.)

         (b) CHANGE FROM INELIGIBLE TO ELIGIBLE STATUS - If a person who had been an Ineligible Employee becomes an Eligible Employee, the following special provisions shall apply:

                 (i) His prior period of employment while an Ineligible Employee shall be considered in measuring his Continuous Employment to determine his eligibility to become an Active Participant of the Plan pursuant to the provisions of Section 2.1. He shall become (or again become) an Active Participant as of the later of the last date he became an Eligible Employee or the date he has satisfied the requirements of Section 2.1.

                 (ii) His prior period of employment while an Ineligible Employee shall be considered in measuring his Service to determine his vested right to a deferred benefit pursuant to the provisions of
                             Section 4.4, and in determining his right to a benefit under any other provision hereof (if and to the extent that the requirements of Section 3.2 are otherwise satisfied). Such prior employment while an Ineligible Employee shall also be counted as Credited Service in determining the amount of his benefits under the Plan (if and to the extent that the requirements of Section 3.3 are otherwise satisfied); provided, however, that with respect to an Employee who becomes a Participant on or after October 1, 1982 in no event shall Credited Service be granted for any period of employment during which the Participant was a member of a defined benefit pension plan sponsored by a collective bargaining unit to which the Company does not contribute but which was the subject of bargaining with the Company.

                 (iii) (To the extent that a benefit is payable to or with respect to him pursuant to any Other Plan, the provisions of Section 5.4 shall apply.)

         (c) TRANSFER FROM ONE EMPLOYER TO ANOTHER - If a Participant leaves the employ of one Employer to enter directly into the employ of another Employer, he shall not be deemed to have terminated his participation hereunder by reason thereof, but shall be considered for all purposes of the Plan thereafter as an Eligible Employee or Ineligible Employee, whichever applies, of the succeeding Employer from the date of such transfer. Any such transferred Participant shall receive credit for his aggregate Service and Credited Service with all his Employers (that is otherwise credited to such Participant under the Plan's provisions); provided, however, that he shall not receive duplicate Service or Credited Service for any one period of time.

         (d) CERTAIN TRANSFERS EXCEPTED RE CREDITED SERVICE - Notwithstanding any other provision herein to the contrary, in no event shall any person receive credit for purposes of determining Credited Service hereunder for any period of employment with a Related Company with respect to a period during which such Related Company is a Related Company solely by reason of being an organization that is a member of an affiliated service group of which the Employer is also a member as determined under Section 414(m) of the Code nor shall any person receive credit for purposes of determining Credited Service hereunder for any period of employment as a "leased employee" as defined in Section 414(n)(2) of the Code.

Section 2.4 - Adoption of the Plan by Related Company
-----------------------------------------------------

                          Except as otherwise provided herein or in any
Schedule hereto, if a Related Company authorized by the Board to participate herein adopts the Plan, each Employee of such Employer to whom such Employer has extended the Plan shall become a Participant on the first day of the Plan Year coinciding with or next following such adoption or later completion of the eligibility requirements of Section 2.1, and his Credited Service shall be based upon his employment from the date of his participation only, unless otherwise specifically provided in a resolution adopted by the Board and in any Schedule hereto.

                                  ARTICLE III

                          SERVICE AND CREDITED SERVICE
                          ----------------------------

Section 3.1 - Hours of Service and Continuous Employment
--------------------------------------------------------

         (a) HOURS OF SERVICE - GENERAL RULE - An Hour of Service as defined in this subparagraph (a) shall be credited to the Plan Year in which the Hours of Service are worked or credited to an employee. An Employer may round up fractional hours at the end of a Plan Year or more frequently.

                 (1) HOURS OF SERVICE FOR PERFORMANCE OF DUTIES - An Hour of Service shall be granted hereunder for each hour for which an employee is paid, or entitled to payment, for the performance of duties for an Employer or Related Company during a Plan Year.

                 (2) HOURS OF SERVICE WHEN NO DUTIES ARE PERFORMED - An Hour of Service shall also be granted (up to a maximum of 501 hours for any single continuous period) for each hour an employee is paid, or entitled to payment, by an Employer or Related Company on account of a period during which he performs no duties (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, military absence, jury duty or Approved Absence. Notwithstanding the preceding sentence:

                          (i) An hour for which an employee is directly or indirectly paid, or entitled to payment on account of a period during which no duties are performed shall not be credited to the employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, unemployment compensation or disability insurance laws; and

                          (ii) Hours of Service shall not be credited for a payment which solely reimburses an employee for medical or medically related expenses incurred by the employee.

                          For purposes of this subparagraph (a)(2), a payment shall be deemed to be made by or due from an Employer or Related Company regardless of whether such payment is made by or due from an Employer or Related Company directly, or indirectly through, among others, a trust fund or insurer to which an Employer or Related Company contributes or pays premiums and regardless of whether contributions made or due to the trust fund, insurer or other entity are for the benefit of particular employees or are on behalf of a group of employees in aggregate.

                 (3) An Hour of Service shall be granted for each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Related Company. The same Hours of Service shall not be credited both under subparagraph
                          (a)(1) or (a)(2), as the case may be, and under this subparagraph (a)(3). Crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in subparagraph (a)(2) shall be subject to the limitations set forth in that subparagraph.

         (b) SPECIAL RULE FOR DETERMINING HOURS OF SERVICE FOR REASONS OTHER THAN THE PERFORMANCE OF DUTIES - In the case of a payment which is made or due on account of a period during which an employee performs no duties, and which results in crediting of Hours of Service under subparagraph (a)(2) of this Section, or in the case of an award or agreement for back pay to the extent that such award or agreement is made with respect to a period described in subparagraph (a)(2) of this Section, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time for which the payment is made or, in the case of an employee without a regular work schedule, at the rate of forty (40) hours per week or eight (8) hours per day, and shall be credited to the Plan Year in which the Hours of Service are credited to the employee. In no event shall Hours of Service be calculated or credited in a manner inconsistent with Department of Labor Regulations Section 2530.200b-2, which are incorporated herein by reference.

         (c) CONTINUOUS EMPLOYMENT - "Continuous Employment" as used herein shall mean an employee's total period of employment with one or more Employers or Related Companies from his Employment Commencement Date or most recent Reemployment Commencement Date, and in the case of a Participant who is rehired after a Break in Service with pre-break Service restored, shall include the aggregate of his pre-break and post-break periods of employment. Continuous Employment shall be measured in years and fractions thereof to completed months, with one (1) day or more of employment in a calendar month being deemed a completed month. Continuous Employment shall not be deemed terminated under the following circumstances:

                 (i) Change to or from employment status as an Eligible Employee; or

                 (ii) Employment by another Employer or a Related Company provided employment terminates merely to become an employee of the other Employer or Related Company; or

                 (iii) During the first twelve (12) consecutive months of an Approved Absence. In the event that an employee fails to return to the employ of the Employer or Related Company within the Approved Absence period prescribed by the Employer or at the end of twelve (12) months of Approved Absence if earlier, his Continuous Employment shall be deemed to terminate as of the last day of such prescribed period or twelve (12) months of Approved absence, whichever is earlier. An Employee's Service and Credited Service shall be determined in accordance with the foregoing.

                 (iv)        During Military Service.

                 (v) With respect to termination of employment which occurs after the Effective Date if the employee is reemployed by an Employer or Related Company prior to incurring a Break in Service.

Section 3.2 - Service
---------------------

                          A Participant's eligibility for benefits and vesting
under the Plan shall be determined by his period of Service. Service shall be granted for the period of a Participant's Continuous Employment ending on the date of his termination of employment. Any fractional month of Service shall be rounded up and deemed a full month of Service. Notwithstanding any other provision herein to the contrary, in no event will periods of employment with two or more Employers (or, if applicable, with an Employer and a Related Company which is not an Employer) at the same time result in duplication of Service.

Section 3.3 - Credited Service
------------------------------

                          The amount of benefits payable to or on behalf of a
Participant shall be determined on the basis of his Credited Service in accordance with the following:

         (a) CREDITED SERVICE PRIOR TO THE EFFECTIVE DATE (PAST CREDITED SERVICE) - Credited Service shall be granted for the period of a Participant's Continuous Employment prior to the Effective Date unless otherwise specifically limited in an applicable Schedule, and with respect to any Participant as of the Effective Date whose Employment Commencement Date was after he had attained age 50, Credited Service shall include such Employee's period of Continuous Employment prior to the Effective Date during which the Employee was not a participant of the Prior Plan. Credited Service shall not otherwise be granted for periods prior to the Effective Date unless specifically provided in an applicable Schedule.

         (b) CREDITED SERVICE FROM AND AFTER THE EFFECTIVE DATE (FUTURE CREDITED SERVICE) - A Participant shall be granted Credited Service for the period of his Continuous Employment after the Effective Date beginning on the October 1 coincident with or next following the later of (i) the date he attains age 20-1/2, and (ii) the date he completes six (6) months of Continuous Employment, and ending on the date of his termination of employment or Retirement, whichever is later, except as otherwise specifically limited in an applicable Schedule.

         (c) Notwithstanding any other provision herein to the contrary, with respect to an Employee who becomes a Participant on or after October 1, 1982, in no event shall Credited Service be granted for any period of employment during which the Participant was a member of a defined benefit pension plan sponsored by a collective bargaining unit to which the Company does not contribute but which was the subject of bargaining with the Company.

         (d) Notwithstanding any other provision herein to the contrary, in no event will periods of employment with two or more Employers (or, if applicable, with an Employer and a Related Company which is not an Employer) at the same time result in duplication of Credited Service.

Section 3.4 - Break in Service
------------------------------

         (a) An individual shall incur a Break in Service in the event (i) his employment with an Employer and all Related Companies is terminated on or after the Effective Date, and (ii) he does not perform an Hour of Service during the twelve (12) consecutive month period beginning on the date of his termination of employment.

         (b) If a Suspended Participant is rehired by an Employer or Related Company prior to incurring a Break in Service, he shall resume immediately his status as an Active Participant if he is then an Eligible Employee and his termination of employment shall not be deemed a termination of employment for purposes of determining his Service or Credited Service.

         (c) A Participant's Service and Credited Service shall be cancelled if he has a Break in Service before he has met the requirements for Retirement or for a Deferred Vested Pension as provided in the applicable sections of Article IV. Participants who have met the requirements for Retirement or a Deferred Vested Pension shall at all times retain their Service and Credited Service. If a terminated employee is reemployed by an Employer or Related Company after a Break in Service and his Service and Credited Service were cancelled, such Service and Credited Service will be restored in determining rights and benefits under the Plan only if his number of consecutive years of Break in Service is less than the greater of five or the aggregate of his Years of Service prior to such Break in Service (not including any unrestored Service cancelled by reason of a prior Break in Service); provided, however, that no such Service or Credited Service shall be restored to a reemployed employee if his Service and Credited Service would not have been restored under the terms of the Plan in effect as of September 30, 1985 if such reemployed employee had been reemployed by an Employer or a Related Company on September 30, 1985. Notwithstanding the provisions of Section 3.4(a) or the immediately preceding sentence, an individual whose employment with the Employer or a Related Company is terminated solely by reason of a maternity or paternity absence beginning on or after October 1, 1985 and who would otherwise incur a Break in Service by reason thereof shall not be deemed to incur a Break in Service until the second anniversary of the individual's date of termination of employment, but in no event shall the operation of this sentence result in any individual receiving credit for Service or Credited Service for a period during which he is not employed by the Employer or a Related Company. For purposes of the immediately preceding sentence, an absence from employment for maternity or paternity reasons means an absence due to (i) the pregnancy of the individual, (ii) the birth of a child of the individual, (iii) the placement of a child with the individual, or (iv) the caring of such child for a period beginning immediately following such birth or placement. In the event of a reemployment of a Participant prior to his Normal Retirement Date who received a cash distribution of vested benefits hereunder at a prior termination of employment, his pre-break Service and Credited Service shall be retained.

         (d) Notwithstanding any other provision herein to the contrary, in no event shall a Participant be granted Service or Credited Service hereunder in respect to any employment period which ended by termination of his employment with an Employer or a Related Company prior to the Effective Date.

         (e) Notwithstanding any other provision herein to the contrary, in the event of the reemployment by an Employer or Related Company of a Retired Participant who retired on or after his Normal Retirement Date, any increase in such Participant's benefits under the Plan because of additional Service, Credited Service, or Compensation attributable to his reemployment shall be reduced actuarially (but not below zero) to reflect the value of any Pension or lump sum payment in lieu thereof that he received under the Plan attributable to his prior employment or during such reemployment. Any such increase shall become effective once each year, on a prospective basis only, as of the first day of each Plan Year.

Section 3.5 - Military Service
------------------------------

                          Absence from employment by an Employer or Related
Company due to service in the armed forces of the United States shall not constitute a Break in Service, and the period during such absence shall be considered as Service and Credited Service, but with respect to Credited Service only if the individual was an Active Participant immediately prior to the commencement of such Military Service, to the extent required by applicable laws of the United States. If such Participant does not return to employment with the Employer or a Related Company within the period provided by law, he shall be deemed to have terminated employment on the date he left the employment of the Employer or Related Company for service in the armed forces of the United States.

                                   ARTICLE IV

                      ELIGIBILITY FOR RETIREMENT BENEFITS
                      -----------------------------------

Section 4.1 - Normal Retirement Pension
---------------------------------------

                          The Normal Retirement Date of each Participant shall
be the first day of the month coincident with or next following the attainment of his 65th birthday. A Participant's right to his Normal Retirement Pension shall be nonforfeitable upon and after his attainment of age 65 while employed by an Employer or a Related Company, except to the extent that such Pension is forfeitable because it has not been paid or distributed to him prior to his death. A Participant whose employment with his Employer and all Related Companies is terminated for any reason other than his death on or after his Normal Retirement Date shall be eligible for a Normal Retirement Pension in an amount determined in accordance with the provisions of Section 5.1.

Section 4.2 - Early Retirement Pension
--------------------------------------

                          A Participant and whose employment with his Employer
and all Related Companies is terminated for any reason other than his death prior to his Normal Retirement Date and after he has attained age 55 and completed at least fifteen (15) years of Service shall be eligible for an Early Retirement Pension in an amount determined in accordance with the provisions of
Section 5.2.

Section 4.3 - Deferred Vested Pension
-------------------------------------

                          A Participant who has completed ten (10) or more
years of Service, and whose employment with his Employer and all Related Companies terminates for any reason other than his death or Retirement, shall be eligible to receive a Deferred Vested Pension in an amount determined in accordance with the provisions of Section 5.3. With respect to a Participant who has been credited with an Hour of Service on or after October 1, 1989, "five (5) or more years of Service" shall be substituted for "ten (10) of more years of Service" in the immediately preceding sentence.

Section 4.4 - Retirement While on Approved Absence
--------------------------------------------------

                          A Participant otherwise eligible to retire may elect
to do so without returning to active employment if he is absent from work pursuant to an Approved Absence.

Section 4.5 - Disability
------------------------

         (a) In the event a Participant qualifies for either Federal Social Security disability or a disability benefit payable under the Employer's long term disability plan based upon his physical or mental condition and is under 65 years of age, the Participant will be treated for purposes of the Plan as if he continued in employment as an Eligible Employee at the same rate of Compensation in effect immediately prior to his termination of employment until the earliest of: (i) the date of his death; (ii) the date of the cessation of the physical or mental condition that created the entitlement to disability benefits under the Federal Social Security Act or the Employer's long term disability plan; or (iii) the date immediately preceding the date as of which his Normal Retirement Pension or Early Retirement Pension payments commence. Upon attaining his Normal Retirement Age, such a Participant shall be entitled to a Normal Retirement Pension in accordance with Section 5.1. A Disabled Participant who satisfies the conditions for Early Retirement under Section
                 4.2 (on or after becoming Disabled) may, in lieu of such Normal Retirement Pension, elect Early Retirement in accordance with Section 4.2 and receive an Early Retirement Pension in accordance with Section 5.2. The monthly Primary Social Security Benefit used in determining such a Participant's Early Retirement Pension or Normal Retirement Pension shall be based on the Federal Social Security Act in effect at the first day of the Plan Year during which the Participant's disability occurs. If the Disabled Participant becomes both ineligible to receive Federal Social Security disability benefits and ineligible to receive a disability benefit payable under the Employer's long term disability plan before his Normal Retirement Date or he commences to receive an Early Retirement Pension under the Plan, then the Participant shall thereafter no longer be treated as though continued in employment as an Eligible Employee and his benefits shall be determined under the applicable provisions of the Plan as if he had terminated employment with the Employer (and all Related Companies) on the date that such Federal Social Security disability benefits ceased or the date such long term disability benefits ceased, whichever is later, or his Early Retirement Date if applicable.

                                   ARTICLE V

                         AMOUNT OF RETIREMENT BENEFITS
                         -----------------------------

Section 5.1 - Normal Retirement Pension
---------------------------------------

                          The Normal Retirement Pension of a Participant
eligible therefor shall be an amount, payable monthly for his life, equal to:

         One and one-half percent (1.5%) of the Participant's Final Average Compensation less one and sixty-seven hundredths percent (1.67%) of the Participant's Primary Social Security Benefit, such result multiplied by the Participant's years of Credited Service (maximum thirty (30) years of Credited Service.)

Provided, however, that in no event shall such a Participant's Normal Retirement Pension be less than the Pension the Participant could have received had he elected an immediate Early Retirement Pension commencing as of the first day of any Plan Year following his eligibility for Early Retirement, that in no event shall the Normal Retirement Pension of such a Participant who retires after his Normal Retirement Date be less than the Pension the Participant could have received if he had elected an immediate Normal Retirement Pension immediately following his eligibility for Normal Retirement, and that in no event shall a Participant's monthly Normal Retirement Pension be less than an amount equal to Fifteen Dollars ($15.00) multiplied by the Participant's years of Credited Service (maximum thirty (30) years of Credited Service).

Section 5.2 - Early Retirement Pension
--------------------------------------

                          The Early Retirement Pension of a Participant
eligible therefor shall be an amount, payable monthly for his life, equal to his Accrued Retirement Pension reduced at the rate of four-tenths of one percent (0.4%) for each full month by which the starting date of the Early Retirement Pension precedes his Normal Retirement Date.

Section 5.3 - Deferred Vested Pension
-------------------------------------

                          The Deferred Vested Pension of a Participant eligible
therefor shall be an amount, payable for his life, in an amount equal to his Accrued Retirement Pension reduced at the rate of four tenths of one percent (0.4%) for each full month by which the starting date of the

Deferred Vested Pension precedes his Normal Retirement Date.

Section 5.4 - Benefit Coordination With Other Plans
---------------------------------------------------

                          If a Participant (or his Eligible Spouse, Contingent
Annuitant, Beneficiary, or beneficiary) receives or is entitled to receive a benefit under any Other Plan, his Pension (or benefit) shall be reduced by the Actuarial Equivalent of his pension benefit from any Other Plan (prior to reduction for any optional preretirement coverage for survivor benefits hereunder), but only to the extent that:

         (a) The benefits from the plans are attributable to the same earnings and/or the same period of employment; and

         (b) The benefit from the Other Plan is not attributable to the voluntary or mandatory contributions (other than those provided by compensation increases for pension purposes) made by the Participant.

                          If a Participant is entitled to benefits from the
Plan and one or more Other Plans for the same period of employment and if one or more of such plans contains a benefit coordination provision, then the benefits payable to the Participant shall be determined as follows:

         (c) The "Primary Plan" shall be the Plan in which the Participant last was an active participant before his Retirement, death or other termination of employment with an Employer and Related Companies. The benefits payable under the Primary Plan shall be determined in accordance with its benefit coordination provision.

         (d) The "Secondary Plan" shall be the plan and/or plans in which the Participant was an active participant before he became an active participant in the Primary Plan. The benefits payable under the Secondary Plan shall be determined without regard to its or their benefit coordination provision.

In all events, principles of benefit coordination shall be applied on a basis equitable to the Participant considering his total covered earnings and service.

Section 5.5 - Special Minimum Benefit Provision For Participants
-----------------------------------------------------------------
on September 30, 1974
---------------------
                          In the event of the Early Retirement or Normal
Retirement hereunder of an Employee who was a Participant under the Prior Plan as of September 30, 1974, such Participant may elect in lieu of the Pension to which he would be entitled under the Plan a Pension of Actuarially Equivalent value to the pension he would have been eligible to receive under the provisions of the Prior Plan as in effect on September 30, 1974, assuming for such purpose that he continued to be covered by the Prior Plan as in effect on September 30, 1974 until his Service with the Employer terminates. For the purpose of the administration of this provision, the amount of each applicable Participant's estimated minimum Pension as specified in this Section shall be calculated by the Actuary and reported to the Committee as part of the Actuarial Valuation and the Committee shall maintain a permanent record of the Prior Plan's benefit provisions as in effect September 30, 1974 including applicable procedures of calculating benefits under such provisions and any other applicable administrative procedures or interpretations. Further, in the event of Early Retirement under this special minimum benefit provision, the reduction of the Participant's Pension for early commencement thereof shall be determined only by reduction at the rate of 1/15 for each of the first five (5) years and 1/30 for each of the next five (5) years by which the starting date of the Pension precedes Normal Retirement Date.

                                   ARTICLE VI

                  COMMENCEMENT, FORM, AND DURATION OF BENEFITS
                  --------------------------------------------

Section 6.1 - Normal and Early Retirement Pension
-------------------------------------------------

                          A Normal or Early Retirement Pension shall be payable
to an eligible Participant, who applies therefor in accordance with rules established by the Committee, commencing with the later of (i) the month following the month in which he becomes eligible for such Pension, or (ii) the month designated by him in writing to the Committee, and shall be payable monthly thereafter during the life of such Retired Participant. The last payment thereof shall be for the month in which the death of such Retired Participant occurs.

Section 6.2 - Deferred Vested Pension
-------------------------------------

                          A Deferred Vested Pension shall be payable to an
eligible Participant commencing with the later of (i) his Normal Retirement Date, or (ii) the month in which he makes application therefor in accordance with the rules established by the Committee, and shall be payable monthly thereafter during his life. Notwithstanding the foregoing, a Participant eligible for a Deferred Vested Pension who had a least fifteen (15) years of Service prior to his termination of employment may elect commencement of his Deferred Vested Pension benefits as of the beginning of any calendar month within the ten-year period preceding his Normal Retirement Date. To be effective, such an election must be made in writing and filed with the Committee on forms provided by the Committee no less than thirty (30) days prior to the date the Deferred Vested Pension is to commence. The last payment thereof shall be for the month in which the death of such Retired Participant occurs.

Section 6.3 - Reemployment
--------------------------

                          If a Participant whose employment with his Employer
and all Related Companies had previously terminated and who began receiving Pension payments prior to his Normal Retirement Date should return to employment in any capacity with an Employer or a Related Company, his Pension payments shall continue during the period of such reemployment, but any increase in such Participant's benefits under the Plan because of additional Service, Credited Service, or Compensation attributable to his reemployment shall be reduced actuarially (but not below zero) to reflect the value of any Pension or lump sum payment in lieu thereof that he received under the Plan attributable to his prior employment or during such reemployment. If there is any increase in such Participant's benefits under the Plan, benefits with respect to such increase based on a separate annuity starting date shall be payable after such Participant's employment with his Employer and all Related Companies has terminated or as required under Section 6.6, in accordance with otherwise applicable provisions of the Plan.

Section 6.4 - Payment of Small Benefits
---------------------------------------

                          If any benefit payable pursuant to this Article
shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value not in excess of $3,500 (and did not exceed $3,500 at the time of any prior distribution), the Plan Administrator shall direct the Trustee to make a lump sum cash settlement of such benefit. If a Participant is eligible for a Normal Retirement Pension or Early Retirement Pension, the Actuarial Equivalent lump sum value of any benefit for purposes of this paragraph shall be determined as of the first day of the month following the month in which such Participant's employment terminates. If a Participant is eligible for a Deferred Vested Pension and his employment terminates in September, October, November, December, January, February, or March, the Actuarial Equivalent lump sum value of any benefit for purposes of this paragraph shall be determined as of the next following September 1. If a Participant is eligible for a Deferred Vested Pension and his employment terminates in April, May, June, July, or August, the Actuarial Equivalent lump sum value of any benefit for purposes of this paragraph shall be determined as of the second following September 1.

                          If any benefit payable pursuant to this Article
shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value greater than $3,500 (or greater than $3,500 at the time of any prior distribution) but not in excess of $5,250, the Participant may elect, subject to the provisions of Section 7.2 and Section 7.4 hereof, to receive a lump sum cash settlement of such benefit. If a Participant is eligible for a Normal Retirement Pension or Early Retirement Pension, the Actuarial Equivalent lump sum value of any benefit for purposes of this paragraph shall be determined as of the first day of the month in which such Normal Retirement Pension or Early Retirement Pension payments would otherwise begin. An election to receive the lump sum cash settlement described in this paragraph shall be made at the same time as the Participant makes an election as to his form of Pension pursuant to the provisions of Section 7.2 and Section
7.4. If a Participant is eligible for a Deferred Vested Pension, an election to receive the lump sum cash settlement described in this paragraph shall be made at the same time as the Participant makes an election as to his form of Pension pursuant to the provisions of Section 7.2 and Section 7.4. For purposes of any Participant eligible for a Deferred Vested Pension, the Actuarial Equivalent lump sum value shall be determined as of the September 1 next following the date the Participant elects to receive such lump sum cash settlement. Notwithstanding the immediately preceding sentence, with respect to any Participant who is eligible for a Deferred Vested Pension and whose employment terminates in April, May, June, July, or August, the Actuarial Equivalent lump sum value may not be determined as of a date that is prior to the second September 1 following the date such Participant's employment terminates.

                          Any lump sum cash settlement payable pursuant to the
provisions of this Section 6.4 shall be paid to such Participant as soon as reasonably practicable after the date as of which the Actuarial Equivalent lump sum value is determined.

                          If the nonforfeitable Accrued Retirement Pension of a
former Employee or Participant is zero, such former Employee or Participant shall be deemed to have received distribution of his entire vested Accrued Retirement Pension under the Plan, in lieu of all other benefits under the Plan, as of the date of his termination of employment with the Employer (and any other Related Company) and he shall cease to be a Participant under the Plan as of such date.

Section 6.5 - Employment Past Normal Retirement Date
----------------------------------------------------

                          Notwithstanding any other provision of the Plan to
the contrary, a Participant who continues in employment with an Employer or a Related Company after his Normal Retirement Date shall be eligible for his benefit payments for any month in which he is employed for less than 40 hours or such other amount of time that does not constitute Section 203(a)(3)(B) service under ERISA and regulations issued thereunder. Any monthly payments made pursuant to this Section shall be paid in accordance with the provisions of the Plan otherwise applicable to determining the amount of his benefit payments, the duration of such benefit payments, and the method of payment, and as of the date the first such payment is made such Participant shall be deemed to have retired and been reemployed under the Plan and shall thereafter be subject to the provisions of Section 3.4(e).

Section 6.6 - Limitations on Commencement
-----------------------------------------

                          Notwithstanding any other provision herein to the
contrary, unless a Participant elects a later commencement or fails to properly apply for commencement of his Pension, payment of a Participant's Pension shall commence not later than the 60th day after the end of the Plan year in which the Participant's Normal Retirement Date occurs, the tenth anniversary of the date on which he first became an Active Participant, or the Participant's Retirement or other termination of employment with his Employer and all Related Companies, whichever is latest.

                          Notwithstanding any other provision in the Plan to
the contrary:

         (a) Limits on Settlement Options: Distributions, if not made in a lump-sum, shall be made only over one of the following periods (or a combination thereof):

                 (1)       the life of the Participant,

                 (2)       the life of the Participant and his beneficiary,

                 (3) a period certain not extending beyond the life expectancy of the Participant, or

                 (4) a period certain not extending beyond the joint and last survivor expectancy of the Participant and his beneficiary.

         (b) Minimum Amounts to be Distributed: If the Participant's entire interest is to be distributed in other than a lump-sum, then the amount to be distributed each year shall be at least an amount equal to the quotient obtained by dividing the Participant's entire interest by the life expectancy of the Participant or joint and last survivor expectancy of the Participant and his beneficiary. Life expectancy and joint and last survivor expectancy shall be computed by the use of the return multiples contained in Section 1.72-9 of the Income Tax Regulations. For purposes of this computation, life expectancy may be recalculated no more frequently than annually; however, the life expectancy of a non-spouse beneficiary shall not be recalculated. If the Participant's spouse is not his beneficiary, the method of distribution selected shall assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

         (c) Distributions to 5-percent Owners: The entire interest of a 5-percent owner (as defined in Code Section 416(i) and determined with respect to the Plan Year ending in the calendar year in which such individual attains age 70-1/2) shall be distributed or commence to be distributed, no later than the first day of April following the calendar year in which such individual attains age 70-1/2.

         (d) Distributions to Non-5-percent Owners: Distribution to a Participant other than a 5-percent owner shall commence no later than the first day of April following the calendar year in which the Participant attains age 70 1/2. Notwithstanding the immediately preceding sentence, if the Participant attains age 70 1/2 prior to January 1, 1988, and was not a five percent owner at any time during the five plan year period ending in the calendar year in which he attained age 70 1/2, distribution shall commence no later than the first day of April following the calendar year in which the later of his termination of employment or attainment of age 70-1/2 occurs.

         (e) Death Distribution Provisions: The following distribution provisions shall apply in the event of a Participant's death:

                 (i) If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest shall continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

                 (ii) If the Participant dies before distribution of his interest commences, the entire interest shall be distributed no later than 5 years after the Participant's death, except to the extent that an election is made to receive distributions in accordance with (A) or (B) below:

                           (A)      if any portion of the Participant's
                                    interest is payable to a beneficiary,
                                    distributions may be made in
                                    substantially equal installments over the life or life expectancy of the beneficiary commencing no later than 1 year after the Participant's death;

                           (B) if the beneficiary is the Participant's surviving spouse, the date distributions are required to begin in accordance with
                                    (i) above shall not be earlier than the
                                    date on which the Participant would have attained age 70-1/2, and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

                 (iii) For purposes of (ii) above, payments shall be calculated by use of the return multiples specified in Section 1.72-9 of the Income Tax Regulations. Life expectancy of a surviving spouse may be recalculated annually; however, in the case of any other beneficiary, such life expectancy shall be calculated at the time payment first commences without further recalculation. For purposes of (i),
                           (ii), (iii) above, any amount paid to a child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

         (f) Transitional Rule: Notwithstanding the above distribution requirements, distribution on behalf of any Participant, including a 5-percent owner, may be made in accordance with all of the following requirements (regardless of when such distribution commences):

                 (i) The distribution is one which would not have disqualified the Plan under Code Section 401(a)(9) as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982.

                 (ii) The distribution is in accordance with a method of distribution designated by the Participant whose interest is being distributed or, if the Participant is deceased, by a beneficiary of such Participant.

                 (iii) Such designation was in writing, was signed by the Participant or the beneficiary, and was made before January 1, 1984.

                 (iv) The Participant had accrued a benefit under the Plan as of December 31, 1983.

                 (v) The method of distribution designated by the Participant or the beneficiary specifies the time at which distribution will commence, the period over which distributions will be made, and in the case of any distribution upon the Participant's death, the beneficiaries of the Participant listed in order of priority.

                 Unless paid to a surviving spouse under a qualified joint and survivor annuity, the method of distribution selected must assure that at least 50 percent of the present value of the amount available for distribution is paid within the life expectancy of the Participant.

                           A distribution upon death shall not be covered by
                 this transitional rule unless the information in the designation contains the required information described above with respect to the distributions to be made upon the death of the Participant.

                           For any distribution which commences before January
                 1, 1984, but continues after December 31, 1983, the Participant, or the beneficiary, to whom such distribution is being made, will be presumed to have designated the method of distribution under which the distribution is being made if the method of distribution was specified in writing and the distribution satisfies the requirements in (i) and (v) above.

                           If a designation is revoked any subsequent
                 distribution shall satisfy the requirements of Code Section 401(a)(9), as amended. Any changes in the designation shall be considered to be a revocation of the designation. However, the mere substitution or addition of another beneficiary (one not named in the designation) under the designation shall not be considered to be a revocation of the designation, if such substitution or addition does not alter the period over which distributions are to be made under the designation, directly or indirectly.

         (g) Distributions required under this Section shall be made in accordance with Section 401(a)(9) of the Code and the regulations issued thereunder, including the minimum distribution incidental benefit requirements of Treas. Reg. 1.401(a)(9)-2. The provisions of this subsection shall prevail over any other provision of the Plan which is inconsistent therewith.

Section 6.7 - Miscellaneous
---------------------------

                          Benefit payments shall commence on the applicable
date specified herein; provided, however, that if the amount of payment required cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of payment can be ascertained. If an appropriate application for commencement of the payment of a Pension or other benefit hereunder is not received by the Committee within five (5) years after the date the benefit would normally commence, such benefit shall be forfeited as the end of the Plan Year in which such fifth anniversary occurs. If, following such a forfeiture, the Participant, his Eligible Spouse, his Contingent Annuitant, or his Beneficiary or his beneficiary makes appropriate application for a benefit which the Committee determines such person would have been entitled to upon prior timely application, the Committee shall authorize the benefit to be reinstated and payment to commence as of the first day of the month coincident with or next following such determination.

                                  ARTICLE VII

                  NORMAL FORM OF PAYMENT AND OPTIONAL BENEFITS
                  --------------------------------------------

Section 7.1 - Normal Form of Pension Payment
--------------------------------------------

                          The normal form of payment of the Pension as
determined under the applicable Section of Article V shall be monthly payments made for the life of the Participant, with no further payments made after his death. Pensions shall be paid in the normal form for Participants who, on the date Pension payments commence, (i) do not have an Eligible Spouse, or (ii) have revoked the Qualified Joint and Survivor Pension and have not made an election of any optional form of Pension pursuant to Section 7.3.

Section 7.2 - Qualified Joint and Survivor Pension
--------------------------------------------------

                          If on the date a Participant's Pension payment
commences he has an Eligible Spouse, such Pension shall be paid in the form of a Qualified Joint and Survivor Pension which is Actuarially Equivalent to the Participant's Pension payable in the normal form of payment. Under the Qualified Joint and Survivor Pension, a reduced amount shall be paid to the Participant for his lifetime, and such Eligible Spouse, if surviving at the Participant's death, shall be entitled to receive thereafter a lifetime survivorship Pension in a monthly amount equal to fifty percent (50%) of the reduced monthly Pension which had been payable to the Participant. The last payment of the Qualified Joint and Survivor Pension shall be made as of the first day of the month in which the death of the later to survive of the Participant and his Eligible Spouse occurs. In lieu of the Qualified Joint and Survivor Pension, such a Participant may elect in writing, prior to the commencement of his Pension payments, to receive the normal form of payment or an optional form of payment under Section 7.3 in accordance with the conditions set forth in Section 7.4.

Section 7.3 - Optional Forms of Pension
---------------------------------------

                          In lieu of the normal form of Pension payable to a
Participant, a Participant may elect to receive benefits of Actuarial Equivalent value as described below. The election of an optional form of Pension shall be in writing on a form approved by the Committee and, if in accordance with the conditions set forth in Section 7.4 below, shall become effective only upon the date, if at all, that such Pension commences, and in no event prior to the date the written election is filed with the Committee.

         (a) PERIOD-CERTAIN AND LIFE OPTION - A reduced Pension payable until death and, if the Participant's death occurs prior to his having received sixty (60) or one hundred twenty (120) monthly reduced Pension payments (as elected by the Participant), payment of the reduced Pension will be continued monthly in the same amount to the Beneficiary designated by the Participant until sixty (60) or one hundred twenty (120) monthly Pension payments, as the case may be, have been made in total to the Participant and Beneficiary.

         (b) CONTINGENT ANNUITANT OPTION - A reduced Pension payable during his life and, following his death, payment of the Pension in an amount equal either to fifty percent (50%), sixty-six and two-thirds percent (66 2/3%), or one hundred percent (100%) (as elected by the Participant) of the Participant's reduced Pension shall continue to the Contingent Annuitant designated by the Participant, if surviving, with the last payment to be made as of the first day of the month in which the death of the later to survive of the Participant and his Contingent Annuitant occurs.

                          Notwithstanding any provision hereof to the contrary,
if the Contingent Annuitant (or Beneficiary) is other than the Participant's Eligible Spouse and if the value of the Participant's benefit under any of the above options will be less than fifty-one percent (51%) of the value of his single-life Pension, the optional benefit will be adjusted so that the value of the Participant's benefit under the option will be equal to fifty-one percent (51%) of the value of the Participant's single-life Pension.

Section 7.4 - Conditions Regarding Election of Optional Forms of Pension
------------------------------------------------------------------------

                          Any election of an optional form of Pension provided
under this Plan shall be subject to the following conditions:

         (a) An election of an optional form of Pension or a designation of Contingent Annuitant shall become effective only if it shall be filed with the Committee in writing on a form approved by the Committee during the "applicable election period," as hereinafter defined, in accordance with the provisions of this
                 Section 7.4. Any attempted election of an optional form of Pension or designation of a Contingent Annuitant not meeting the conditions of this Section 7.4 shall be void for all purposes.

         (b) To elect an option (and/or to designate a Contingent Annuitant), a Participant shall complete a form provided for this purpose, and with such form shall furnish proof satisfactory to the Committee of the age of a Contingent Annuitant.

         (c) With respect to any Participant who has an Eligible Spouse on the date his Pension payment commences, any election of an optional form of Pension or designation of Contingent Annuitant shall, other than an election of the optional form of Pension described in Section 7.3(b) with the Eligible Spouse as Contingent Annuitant, be effective only if:

                 (i) The Participant's Eligible Spouse consents in writing to such election or change;

                 (ii) Such election designates a Contingent Annuitant or a form of payment which may not be changed without the consent of the Eligible Spouse (unless any written consent of the Eligible Spouse to the designation of a particular Contingent Annuitant or a different form of payment expressly permits changes by the Participant without any requirement of further consent by the Eligible Spouse);

                 (iii) The written consent of the Eligible Spouse acknowledges the effect of such election and is witnessed by either a representative of the Plan Administrator or a notary public.

                 The foregoing requirements for a valid spousal consent need not be met if it is established to the satisfaction of the Plan Administrator that the required spousal consent cannot be obtained, because the spouse cannot be located, because there is no spouse, or because of such other circumstances as are described in the Code and regulations promulgated thereunder.

         (d)     A Participant may revoke any election described in this
                 Section 7.4 at any time during the applicable election period.

         (e) The "applicable election period" described in this Section 7.4 shall mean the 90-day period ending on the date on which Pension payments are to commence, or, if Section 6.4 applies, the date as of which a lump sum cash settlement is to be paid.

         (f) The plan administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the Pension commencement date a written explanation of: (i) the terms and conditions of a Qualified Joint and Survivor Annuity; (ii) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity form of benefit; (iii) the rights of a Participant's spouse; (iv) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity;
                 (v) the relative values of the various optional forms of pension benefit payment under the plan; (vi) any notice or communication required by the Internal Revenue Service; and
                 (vii) an election form.

         (g) An election made pursuant to this Section 7.4 shall become inoperative if the death of the Participant or the Contingent Annuitant occurs before the election of the optional form of Pension becomes effective.

         (h) If the Contingent Annuitant dies after the election of an optional form of Pension under Section 7.3(b) becomes effective but before the death of the retired Participant, such Participant shall continue to receive the reduced Pension payable to him in accordance with such election.

         (i) If the Participant shall become reemployed by an Employer or a Related Company after the election has become effective and the provisions of Section 3.4(e) apply, his election shall nevertheless continue to be effective. If the Participant shall become reemployed by an Employer or a Related Company after the election has become effective and the provisions of
                 Section 6.3 apply, as of the effective date of such reemployment, his election shall become inoperative.

                        Any optional form of Pension provided under this Plan through an insurance or annuity contract shall be subject to the conditions contained in or otherwise applicable to such insurance or annuity contract.

                                  ARTICLE VIII

                         PRE-RETIREMENT DEATH BENEFITS
                         -----------------------------

Section 8.1 - Eligibility for Spouse Survivor Benefit
-----------------------------------------------------

                          If a Participant dies after becoming entitled to a
vested benefit under the Plan, and if such death occurs during such Participant's "Coverage Period," as defined in Section 8.5, his surviving Eligible Spouse, if any, shall be eligible for a survivor benefit as provided in this Article.

Section 8.2 - Spouse Survivor Benefit Amount
--------------------------------------------

                          The monthly survivor benefit payable to the Eligible
Spouse of such a deceased Participant shall be an amount determined as follows:

         (a) If the Participant dies while employed by the Employer or a Related Company and after attaining both age 55 and 15 years of Service or after attaining his Normal Retirement Date, the amount of such monthly survivor benefit shall be equal to the amount his Eligible Spouse would have been entitled to receive if such Participant had retired under the Qualified Joint and Survivor Pension on the day immediately preceding the date of his death, computed based upon his Credited Service on the date of his death and the benefit formula in effect on the last day he was an Active Participant and reduced in accordance with Section 8.8, if applicable.

         (b) If the Participant dies while employed by the Employer or a Related Company and prior to attaining age 55 and after attaining 15 years of Service, the amount of such monthly survivor benefit shall be equal to the amount his Eligible Spouse would have been entitled to receive if such Participant had terminated employment with the Employer or Related Company on the date of his death, had survived to age 55, and had retired under the Qualified Joint and Survivor Pension at age 55, computed based upon his Credited Service on the date of his death and the benefit formula in effect on the last day he was an Active Participant and reduced in accordance with
                 Section 8.8, if applicable.

         (c) If the Participant dies prior to his Normal Retirement Date while employed by the Employer or a Related Company after attaining age 55 but prior to attaining 15 years of Service, the amount of such monthly survivor benefit shall be equal to the amount his Eligible Spouse would have been entitled to receive if such Participant had terminated employment with the Employer or Related Company on the date of his death, had survived to the earliest later date on which he would have either attained his Normal Retirement Date or completed 15 years of Service had his Continuous Employment continued from the date of his death until such earliest later date, had received credit for years of Service from the date of his death until such earliest later date solely for purposes of determining whether he would have been eligible for commencement of his Deferred Vested Pension benefit prior to his Normal Retirement Date, and had retired under the Qualified Joint and Survivor Pension on such earliest later date, computed based upon his Credited Service on the date of his death and the benefit formula in effect on the last day he was an Active Participant and reduced in accordance with Section 8.8, if applicable.

         (d) If the Participant dies while employed by the Employer or a Related Company and prior to both attaining age 55 and 15 years of Service, the amount of such monthly survivor benefit shall be equal to the amount his Eligible Spouse would have been entitled to receive if such Participant had terminated employment with the Employer or Related Company on the date of his death, had survived to a later date on which he would have both attained age 55 and 15 years of Service had his Continuous Employment continued from the date of his death until such later date, had received credit for years of Service from the date of his death until such later date solely for purposes of determining whether he would have been eligible for commencement of his Deferred Vested Pension benefit prior to his Normal Retirement Date, and had retired under the Qualified Joint and Survivor Pension on such later date, computed based upon his Credited Service on the date of his death and the benefit formula in effect on the last day he was an Active Participant and reduced in accordance with
                 Section 8.8, if applicable.

         (e) If the Participant dies while not employed by the Employer or a Related Company and after the attaining age 55 and 15 years of Service or after his Normal Retirement Date, the amount of such monthly survivor benefit shall be equal to the amount his Eligible Spouse would have been entitled to receive if such Participant had retired under the Qualified Joint and Survivor Pension on the day immediately preceding the date of his death, computed based upon his Credited Service on the date of his death and the benefit formula in effect on the last day he was an Active Participant and reduced in accordance with Section 8.8, if applicable.

         (f) If the Participant dies prior to his Normal Retirement Date while not employed by the Employer or a Related Company and prior to attaining age 55 and 15 years of Service, the amount of such monthly survivor benefit shall be equal to the amount his Eligible Spouse would have been entitled to receive if such Participant had survived to age 65 and had retired under the Qualified Joint and Survivor Pension at age 65, computed based upon his Credited Service on the date of his death and the benefit formula in effect on the last day he was an Active Participant and reduced in accordance with Section 8.8, if applicable.

Section 8.3 - Spouse Survivor Benefit Payments
----------------------------------------------

                          A survivor benefit shall be paid to the surviving
Eligible Spouse commencing with the month after the month in which the Participant is deemed to have retired under the Qualified Joint and Survivor Pension under clause (a), (b), (c), (d), (e), or (f) above for purposes of determining the amount of the survivor benefit, whichever is applicable, and shall be payable monthly thereafter during the life of the Eligible Spouse, the last payment being for the month in which the death of the Eligible Spouse occurs. In the event of the death of the Eligible Spouse prior to the commencement of the payment of the spouse survivor benefit, no benefit shall be payable pursuant to the provisions of this Article with respect to such deceased Participant.

Section 8.4 - Effect of Payment Under Article VII
-------------------------------------------------

                          Notwithstanding any other provision herein to the
contrary, in the event a benefit is payable with respect to any deceased Participant pursuant to Article VII, no benefit shall be payable pursuant to any provision of this Article with respect to such deceased Participant.

Section 8.5 - Coverage Period
-----------------------------

                          A Participant's "Coverage Period" shall be the total
of all periods of time subsequent to August 22, 1984 during which the Participant (i) has a vested benefit under the Plan and (ii) has a living Eligible Spouse, and (iii) during which no rejection of the spouse survivor benefit is in effect pursuant to Section 8.6, but excluding, in any event, the period beginning on the date the Participant begins to receive a Pension under
Article VII.

Section 8.6 - Rejection of Spouse Survivor Benefit
--------------------------------------------------

                          Notwithstanding anything to the contrary contained in
this Article, a Participant who has an Eligible Spouse may reject the spouse survivor benefit payable pursuant to the preceding provisions of this Article, or revoke a prior such rejection, by delivery of notice to such effect in writing to the Committee on the appropriate form provided therefor by the Committee at any time after the earlier of the first day of the Plan Year during which he attains age 35 or the date he terminates employment with the Employer (and any Related Company); provided, however, that in the case of a Participant who rejects the spouse survivor benefit prior to the first day of the Plan Year in which he attains age 35, such rejection shall apply only with respect to benefit accruals prior to such termination of employment. Upon the date of delivery of notice of any such rejection of the spouse survivor benefit, eligibility of the rejecting Participant's Eligible Spouse for such benefit shall terminate. The rejection of the spouse survivor benefit payable pursuant to the preceding provisions of this Article VIII must include a written consent of the Participant's Eligible Spouse, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Such spousal consent shall acknowledge the effect of such rejection and shall be witnessed by a notary public. A Participant may subsequently file a revocation of a rejection under this Section on the appropriate form provided therefor by the Committee, and such revocation shall be effective upon the date of delivery of such notice thereof to the Committee.

Section 8.7 - Death Benefit Where Spouse Survivor Benefit Rejected or Eligible
------------------------------------------------------------------------------
Participant Has No Spouse
-------------------------

         (a) If a Participant with respect to whom a spouse survivor benefit would be payable pursuant to the preceding Sections of this Article if such Participant had an Eligible Spouse on the date of his death and who either has no Eligible Spouse on the date of his death or has validly rejected the spouse survivor benefit pursuant to Section 8.6 dies under conditions in which such spouse survivor benefit would be payable but for either the non-existence of an Eligible Spouse or rejection of the spouse survivor benefit in accordance with Section 8.6, a death benefit computed in accordance with subsection (c) of this Section shall be payable as hereinafter provided in this Section.

         (b) According to uniform rules and procedures prescribed by the Committee, a Participant who is or may become eligible for the benefit provided pursuant to this Section may designate either
                 (i) one or more members of his immediate family, including his Eligible Spouse, or (ii) an estate, a trust, or other entity as his beneficiary(s), for purposes of this Section only, to receive such death benefit. In the event such a Participant fails to designate such a beneficiary or no such beneficiary survives the Participant or is in existence at the Participant's death, the beneficiary shall be the Participant's estate.

         (c) Any death benefit payable pursuant to this Section shall be an amount equal to 50% of monthly amount of the Participant's Accrued Retirement Pension as of the date of his death, unreduced for early commencement thereof if applicable, payable for 60 consecutive monthly installments commencing as of the first day of the month next following the date of the Participant's death. If the Participant has designated multiple beneficiaries to receive such benefit, such benefit will be divided between or among such beneficiaries living on the date of the Participant's death proportionately as specified by the Participant and in accordance with uniform rules prescribed by the Committee for dividing such benefit.

Section 8.8 - Reserved
----------------------

Section 8.9 - Rejection by Surviving Eligible Spouse of Spouse Survivor Benefit
-------------------------------------------------------------------------------
and Election of Benefit Under Section 8.7
-----------------------------------------

                          Notwithstanding anything to the contrary contained in
this Article, according to uniform rules and procedures prescribed by the Committee, the surviving Eligible Spouse of a deceased Participant who is entitled to a survivor benefit as provided in Sections 8.1 through 8.5 may elect to receive the death benefit otherwise payable pursuant to Section 8.7 determined as if the spouse survivor benefit had been rejected pursuant to
Section 8.6 and the Eligible Spouse had been the sole named beneficiary under
Section 8.7 in lieu of the survivor benefit otherwise payable to the surviving Eligible Spouse pursuant to Sections 8.1 through 8.5.

Section 8.10 - Payment of Small Benefits
----------------------------------------

                          If any benefit payable pursuant to this Article
shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value not in excess of $3,500 (and did not exceed $3,500 at the time of any prior distribution), the Plan Administrator shall direct the Trustee to make a lump sum cash settlement of the Actuarial Equivalent lump sum value of such benefit as soon as practicable after the Plan Administrator is notified of the Participant's death.

                          If any benefit payable pursuant to this Article
shall, prior to the commencement or distribution thereof have an Actuarial Equivalent lump sum value greater than $3,500 (or greater than $3,500 at the time of any prior distribution) but not in excess of $5,250, the Eligible Spouse or other beneficiary, as the case may be, may elect to receive a lump sum cash settlement of the Actuarial Equivalent lump sum value of such benefit, which shall be paid as soon as practicable after the Plan Administrator receives written notice of such election.

                                   ARTICLE IX
                              TOP HEAVY PROVISIONS
                              --------------------

Section 9.1 - Applicability of Top Heavy Plan Provisions
--------------------------------------------------------

                          Notwithstanding any other provision of the Plan to
the contrary, in the event the Plan is deemed to be a top heavy plan for any Plan Year beginning after December 31, 1983, the provisions of this Article with respect to vesting, benefit accrual, maximum retirement benefits, and maximum compensation shall be applicable with respect to such Plan Year; provided, however that no Participant's Accrued Retirement Pension as of the date the Plan becomes a top heavy plan shall be reduced thereby. If the Plan is determined to be a top heavy plan and upon a subsequent determination date is determined to no longer be a top heavy plan, the regular provisions of the Plan regarding such matters shall again become applicable as of such subsequent determination date; provided, however, that in the event such prior vesting provisions do again become applicable, (i) the nonforfeitable percentage of any Participant in his Accrued Retirement Pension as of such subsequent determination date shall not be reduced as a result thereof, and (ii) any Participant with five years of Service may elect to continue to have his nonforfeitable interest in his accrued benefit determined in accordance with the vesting schedule specified in Section 9.3.

Section 9.2 - Top Heavy Plan Definitions
----------------------------------------

                          For purposes of this Article, the following
definitions shall apply in addition to those set forth in the Plan:

         (a) The term "annual compensation" shall mean the aggregate earnings of an Active Participant paid to him by the Employer or a Related Company during a Plan Year beginning after December 31, 1983, and with respect to which the Plan is determined to be a top heavy plan.

         (b) The term "determination date" shall mean the last day of the immediately preceding plan year.

         (c) The term "key employee" shall mean a person who is a key employee with respect to the Employer pursuant to the provisions of Section 416(i)(1) of the Code or a beneficiary of such a person.

         (d) The term "permissive aggregation group" shall mean the group of tax-qualified pension plans maintained by the Employer or a Related Company consisting of the plans in the required aggregation group and any other plan or plans selected by the Company for permissive aggregation; provided, however, that the entire such group of plans, when considered as a group, satisfies the requirements of Section 401(a)(4) and Section 410 of the Code.

         (e) The term "required aggregation group" shall mean the group of tax-qualified pension plans maintained by the Employer or a Related Company consisting of each plan in which a key employee participates and each other plan which enables a plan in which a key employee participates to meet the requirements of Section 401 (a)(4) or Section 410 of the Code.

         (f) The term "super top heavy group" shall mean a required or permissive aggregation group that, as of the determination date, would satisfy the definition of top heavy group under paragraph (i) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition.

         (g) The term "super top heavy plan" shall mean a plan that, as of the determination date, would satisfy the definition of top heavy plan under clause (i) or clause (ii) of paragraph (j) of this Section with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition. A plan is also a super top heavy plan if it is included in a super top heavy group unless the plan is not otherwise a super top heavy plan and is not required to be included in the aggregation group under the definition of required aggregation group. Notwithstanding the foregoing if a plan is included in a required or permissive aggregation group which is not a super top heavy group, such plan shall not be a super top heavy plan.

         (h) The term "testing period" shall mean the period of consecutive years of Service, not in excess of five, during which an Active Participant has the greatest aggregate compensation from the Employer or a Related Company, excluding, however, any year which begins after the close of the last year in which the Plan was a top heavy plan.

         (i) The term "top heavy group" shall mean a required or permissive aggregation group if the sum, as of the determination date of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

         (j) The term "top heavy plan" shall mean (i) a defined benefit plan with respect to which, as of a determination date, the present value of the cumulative accrued benefits under the plan for key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, or (ii) a defined contribution plan with respect to which, as of the determination date, the aggregate of the accounts of key employees exceeds 60 percent of the aggregate of the accounts of all employees covered under the Plan, with the accounts valued as of the most recent valuation date coinciding with or preceding the determination date, and (iii) a plan included in a required aggregation group which is a top heavy group. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group which is not a top heavy group, such plan shall not be a top heavy plan. For purposes of this paragraph, the present value of the cumulative accrued benefits under the Plan shall be determined as of the date Plan costs for minimum funding purposes are computed, and shall be calculated using the actuarial assumptions otherwise employed under the Plan for actuarial valuations. For purposes of this paragraph "cumulative accrued benefits" and "the aggregate of the accounts" shall have the meanings provided under and be determined in accordance with Section 416 of the Code and regulations and rulings thereunder.

Section 9.3 - Top Heavy Vesting
-------------------------------

                          Except in cases where the applicable terms of the
Plan in effect immediately prior to the effective date of operation of this Section would be more favorable to the Participant, in the event the Plan is determined to be a top heavy plan, the nonforfeitable right to a percentage of his Accrued Retirement Pension of any non-key employee who is an Active Participant during a Plan Year in which the Plan is a top heavy plan shall be ascertained in accordance with the vesting schedule hereinafter set forth.

                                Vesting Schedule
                                ----------------

Years of Service                             Nonforfeitable Percentage
----------------                             -------------------------
Less than 2 years                                         0
2 years but less than 3 years                           20%
3 years but less than 4 years                           40%
4 years but less than 5 years                           60%
5 years or more                                        100%

Section 9.4 - Minimum Top Heavy Benefit
---------------------------------------

                          In the event the Plan is determined to be a top heavy
plan, the annual Normal Retirement Pension under the Plan of any non-key employee who is an Active Participant during a Plan Year in which the Plan is a top heavy plan, payable in the form of a single life annuity beginning at his Normal Retirement Date, shall not be less than such Participant's average compensation for years in the testing period multiplied by the lesser of:

         (a)     Two percent multiplied by his Credited Service; or

         (b)     20 percent.

For purposes of this Section, "Credited Service" shall include only Credited Service completed after December 31, 1983 and shall not include any such Credited Service if the Plan was not a top heavy plan with respect to the Plan Year in which such Credited Service was earned.

Section 9.5 - Adjustment of Maximum Retirement Benefits
-------------------------------------------------------

                          In the event the Plan is determined to be a top heavy
plan for any Plan Year, for purposes of Article X 1.00 shall be substituted for
1.25 in the denominations of the defined benefit plan fraction and the defined contribution plan fraction, and for purposes of applying Section 415(e)(6)(B)(i) of the Code to the Plan, $41,500 shall be substituted for $51,875, except that such substitutions shall not be applied if for such Plan Year (i) the Plan is not a super top heavy plan and (ii) the requirements of
Section 416(h)(2) of the Code are met.

Section 9.6 - Maximum Compensation Limitation
---------------------------------------------

                          For the Plan Years beginning prior to January 1,
1989, in the event the Plan is determined to be a top heavy plan for any Plan Year, the annual compensation of any Participant to be taken into account for Plan purposes for such Plan Year shall not exceed the first $200,000 thereof; provided, however, that such limitation shall be adjusted automatically each Plan Year to the amount prescribed by the Secretary of the Treasury with respect to such Plan Year pursuant to the provisions of
Section 416 (d)(2) of the Code.

                                   ARTICLE X

                          MAXIMUM RETIREMENT BENEFITS
                          ---------------------------

Section 10.1 - Definitions
--------------------------

                          For purposes only of this Article, the following
definitions shall apply in addition to those set forth in the Plan:

         (a) The term "employer" shall mean the Company and any entity required to be aggregated with the Company under Section 415 of the Code.

         (b) A "limitation year" shall mean a calendar year or such other 12-month period elected by the Company pursuant to Internal Revenue Service regulations and rulings under Section 415 of the Code, or applicable portion thereof, commencing on or after January 1, 1976, and each such calendar year or other such 12-month period thereafter.

         (c) A Participant's "annual retirement benefit" shall mean the retirement benefit which is payable to him annually under the Plan, multiplied by the appropriate factor if the Participant's retirement benefit is to be paid in a manner other than to the Participant for life only or under the Qualified Joint and Survivor Pension, which converts such benefit to a benefit payable annually in the form of a straight life annuity. Such factor shall be determined using an interest rate assumption that is not less than the greater of five percent or the rate specified in the Plan, if any, subject to the provisions of the applicable regulations under the Code.

         (d) A Participant's "projected annual retirement benefit" shall mean the annual retirement benefit which would be payable to such Participant under the Plan based on the assumptions that he continues his employment as an Active Participant until his Normal Retirement Date and that his compensation for the limitation year continues at the same rate until his Normal Retirement Date, and on the basis of the federal Social Security Act as in effect on the last day of the limitation year. A Participant's "aggregate projected annual retirement benefit" shall include his projected annual retirement benefit under the Plan and his projected annual retirement benefit, if any, under any other defined benefit plan maintained by an employer.

         (e) A Participant's "compensation" shall mean his wages, salaries, fees for professional service, and other amounts received for personal services actually rendered in the course of employment with an employer, excluding, however, contributions made by an employer to a plan of deferred compensation to the extent that, before the application of the limitations of
                 Section 415 of the Code to such plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, contributions made by an employer on his behalf to a simplified employee pension described in Section 408(k) of the Code, any distributions from a plan of deferred compensation (except amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includible in the gross income of the Participant), amounts received from the exercise of a non-qualified stock option or when restricted stock or other property held by the Participant becomes freely transferable or is no longer subject to substantial risk of forfeiture, amounts received from the sale, exchange, or other disposition of stock acquired under a qualified stock option, and any other amounts which receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in gross income).

         (f) The limitations contained in this Article shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans specified in
                 Section 415(k) of the Code.

Section 10.2 - Maximum Defined Benefit Limitation
-------------------------------------------------

                          Subject to the provisions of Section 10.3, the
maximum aggregate annual retirement benefit to which an Participant is entitled under the Plan and any other defined benefit plan maintained by an employer may not at any time within a limitation year exceed the lesser of:

         (a) 100% of the Participant's average annual compensation for his highest three consecutive Plan Years; or

         (b) The following dollar limitation, based upon the age of the Participant at the time he begins receiving benefits under the
                 Plan:

                 (i) as to each Participant who begins receiving benefits upon attaining social security retirement age: $90,000; provided, however, that such amount shall be adjusted to equal the maximum permissible dollar limitation for such purpose as determined by the Commissioner of Internal Revenue (any adjustment of the Ninety Thousand Dollar ($90,000) limit shall become effective on the first day of the first limitation year beginning on or after the January 1 effective date of such adjustment);

                 (ii) as to each Participant who begins receiving benefits before attaining social security retirement age: the amount that would be payable to such Participant annually in the form of a straight life annuity based upon such Participant's age at the time he begins receiving benefits, which amount is the actuarial equivalent of $90,000 (as adjusted in the manner provided for in paragraph (b)(i) of this Section) payable annually in the form of a straight life annuity commencing at social security retirement age; provided however, that the amount determined pursuant to this paragraph (b)(ii) with respect to any Participant shall not be less than the amount such Participant could have received had his employment covered under the Plan terminated on the last day of the last limitation year ending prior to January 1, 1989 under the terms of the Plan then in effect;

                 (iii) as to each Participant who begins receiving benefits after attaining social security retirement age: the amount that would be payable annually to such Participant in the form of a straight life annuity based upon such Participant's age at the time he begins receiving benefits, which amount is the actuarial equivalent of $90,000 (as adjusted in the manner described in paragraph (b)(i) of this Section) payable annually in the form of a straight life annuity commencing at social security retirement age;

                 multiplied by the following:

         (c) The percentage determined by dividing the number of years of participation he will have as of the end of the limitation year by ten, if the Participant will have credit for less than ten years of participation at that time.

         For limitation years beginning before January 1, 1995, for purposes of computing actuarially equivalent limitation amounts under paragraph
         (b)(ii) above, an interest rate assumption that is not less than the greater of 5% or the rate specified in the Plan, if any, shall be assumed, subject to the provisions of applicable regulations under the Code. For purposes of computing actuarially equivalent limitation amounts under paragraph (b)(iii) above, an interest rate assumption that is not greater than the lesser of 5% or the rate specified in the Plan, if any, shall be assumed, subject to the provisions of applicable regulations under the Code.

         For limitation years beginning after December 31, 1994, for purposes of computing actuarially equivalent amounts under paragraph (b)(ii) above, the interest rate assumption shall not be less than the greater of five percent (5%) or the rate specified in the Plan; provided, however, that for purposes of adjusting the benefit or limitation of any form of benefit subject to Section 417(e)(3), the applicable interest rate (as defined in Section 417(e)(3)) shall be substituted for 5 percent. For purposes of adjusting any benefit under subsection
         (b)(iii), the interest rate assumption shall not be more than the lesser of five percent (5%) or the rate specified in the Plan. For purposes of adjusting any benefit or limitation under subsections
         (b)(ii) or (b)(iii), the mortality table used shall be the table prescribed by the Secretary of the Treasury. Such table shall be based on the prevailing commissioners' standard table (described in Section 807(d)(5)(A) of the Code) used to determine reserves for group annuity contracts issued on the date the adjustment is being made (without regard to any other subparagraph of Section 807(d)(5) of the Code). Provided, however, that the application of this paragraph will not result in any Participant's benefit being adjusted to an amount that is less than the benefit that would be payable on behalf of such Participant after taking into account the adjustments described in the immediately preceding paragraph as if such Participant's employment covered under the Plan terminated on the last day of the last limitation year ending before January 1, 1995.

         For purposes of adjusting any benefit under subsections (b)(ii) or
         (b)(iii), no adjustment in the Ninety Thousand Dollar ($90,000) limit by the Secretary of the Treasury or his delegate shall be taken into account before the year for which such adjustment first takes effect.

Section 10.3 - Exception
------------------------

                          If the Participant's annual retirement benefit in a
limitation year or any prior limitation year does not exceed $10,000 (adjusted by the percentage shown in paragraph (c) of Section 10.2, if applicable), he may receive the full amount of such benefit without regard to the limitation specified in paragraph (a) of Section 10.2, provided that the Participant did not participate at any time in any defined contribution plan maintained by an employer.

Section 10.4 - Manner of Reduction
----------------------------------

                          If the Participant's aggregate annual retirement
benefit would exceed the limitations specified in Section 10.2 absent such limitations, the reduction in the amount of his annual retirement benefit under the Plan shall be equal to the amount by which his aggregate annual retirement benefit would exceed the limitations of Section 10.2 multiplied by a fraction, the numerator of which is his annual retirement benefit under the Plan (determined without regard to the limitations of Section 10.2) and the denominator of which is his aggregate annual retirement benefit under the Plan and any other defined benefit plan maintained by an employer (determined without regard to the limitations of Section 10.2 or any corresponding limitation in any other defined benefit plan maintained by an employer).

Section 10.5 - Maximum Defined Benefit and Defined Contribution Limitation
--------------------------------------------------------------------------

                          If a Participant also is covered by one or more
defined contribution plans maintained by an employer, the sum of the defined benefit plan fraction described in paragraph (a) and the defined contribution plan fraction described in paragraph (b) of this Section in no event shall exceed 1.0 in any limitation year.

         (a) The defined benefit plan fraction (determined as of the close of such limitation year) shall be a fraction the numerator of which is the aggregate projected annual retirement benefit of such Participant and the denominator of which is the lesser of
                 (i) the product of the dollar limitation in effect under
                 Section 415 (b)(1)(A) of the Code for such year multiplied by 1.25, or (ii) the product of the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such year multiplied by 1.4.

         (b) The defined contribution plan fraction shall be a fraction the numerator of which is equal to the sum of:

                 (i) total employer contributions allocated to the Participant's account or accounts maintained under all such plans during each limitation year;

                 (ii) total forfeitures, if any, allocated to the Participant's account or accounts maintained under all such plans during each limitation year;

                 (iii) the amount of the Participant's own contributions to all such plans during each (required to be taken into account if for years prior to 1987) limitation year; and

                 (iv) amounts allocated to an individual medical account (as defined in Section 415(1)(1) of the Code) of the Participant that is part of any defined benefit plan maintained by an employer, and amounts derived from contributions paid or accrued after December 31, 1985 in taxable years ending after such date attributable to post-retirement medical benefits allocated to the separate account of a Participant who is a key employee (as defined in Section 419(A)(d)(3) of the Code) under any welfare benefit fund (as defined in Section 419(e) of the Code) maintained by an employer.

                 and the denominator of which is the sum of the lesser of the following amounts determined for such limitation year and each prior year of service with an employer: (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such limitation year (determined without regard to Section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(c)(1)(B) of the Code (or Sections 415(c)(7) or (8), if applicable) with respect to such Participant for such limitation year; provided, however, that with respect to limitation years beginning prior to January 1, 1976, the special transition rules set forth in Section 415(e)(4) of the Code shall apply and that at the Plan Administrator's election, in applying the defined contribution plan fraction for any limitation year ending after December 31, 1982, the amount taken into account as the denominator hereunder with respect to each Participant for all limitation years ending before January 1, 1983, may be determined in accordance with the special transitional rule set forth in
                 Section 415(e)(6) of the Code.

         If the sum of the defined benefit plan fraction and the defined contribution plan fraction would exceed the limitation of 1.0, the benefits otherwise payable to the Participant under the Plan shall be reduced to the extent necessary to meet such limitation.

Section 10.6 - Protection of Pre-TEFRA Accrued Benefit
------------------------------------------------------

                          Notwithstanding any other provision of this Article
to the contrary, in the case of an Eligible Employee who became a Participant in the Plan prior to January 1, 1983, if such Participant's Accrued Retirement Pension under the Plan determined as of the close of the last limitation year beginning before January 1, 1983 exceeds the limitations of Section 10.2, then, until such Accrued Retirement Pension no longer exceeds the limitations of
Section 10.2, the limitations of Section 10.2 shall be equal to such Accrued Retirement Pension, and, for purposes of Section 10.5, such Participant's defined benefit plan fraction shall be computed by substituting for the words "dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year" in paragraph (a) thereof, the following: "Participant's Accrued Retirement Pension determined in accordance with Section 10.6." For purposes of this Section, in determining any Accrued Retirement Pension, no change in the terms and conditions of the Plan occurring after July 1, 1982 and no cost-of-living adjustment occurring after July 1, 1982 shall be taken into account.

                                   ARTICLE XI

                                 PLAN FINANCING
                                 --------------

Section 11.1 - Contributions
----------------------------

                          No contributions shall be required or permitted under
the Plan from any Participant. The Employers shall make contributions in such amounts and at such times as in accordance with a funding method and policy to be established by the Company which will be consistent with Plan objectives; provided, however, that nothing contained herein or in the Trust Agreement shall be deemed to require any Employer to make contributions under the Plan, and no Employer shall be under any legal obligation to contribute to the Plan. Forfeitures arising under the Plan because of severance of employment before a Participant becomes eligible for a Pension, or for any other reason, shall be applied to reduce the cost of the Plan, not to increase the benefits otherwise payable to Participants.

Section 11.2 - Funding Policy and Method
----------------------------------------

                          The Company shall establish a funding policy and
method, and advise the Trustee thereof, so that the investment of the Trust Fund can be appropriately coordinated with the Plan's financial needs (such as the requirements for liquidity and investment performance to meet expected benefit payments) both on a short-term and a long-term basis.

Section 11.3 - Trust Fund
-------------------------

         (a) All contributions made by Employers hereunder shall be paid to the Trustee and deposited in the Trust Fund. The Trustee shall invest the assets of the Trust Fund, including any insurance or annuity contracts (individual or group) comprising a part thereof, in accordance with the Trust Agreement. Except as otherwise provided herein, all assets of the Trust Fund allocable to the Plan, including investment income, shall be retained for the exclusive benefit of Participants and their Beneficiaries, shall be used to pay benefits to such persons or to pay Plan expenses to the extent not paid by the Employers, and shall not revert to or inure to the benefit of any Employer.

         (b) Notwithstanding anything herein to the contrary, upon an Employer's request, a contribution which was made by a mistake of fact, or conditioned upon qualification of the Plan or any amendment thereof under Code
                 Section 401, or upon the deductibility of the contribution under Code Section 404, shall be returned to the Employer within one (1) year after the payment of the contribution, the denial of the qualification, or the disallowance of the deduction (to the extent disallowed), whichever is applicable, and all contributions to the Plan shall be deemed to be so conditioned unless an Employer specifies to the contrary in writing to the Trustee.

Section 11.4 - Records; Annual Valuation
----------------------------------------

                          The Trustee and/or Investment Manager, if any, shall
keep and maintain records under the direction of the Committee which will accurately disclose the state of the Trust Fund. The assets of the Trust Fund shall be valued at their fair market value annually on the last day of the Plan Year, and the values certified to the Committee and the Actuary, together with a statement of the costs of such assets and of receipts and disbursements for the preceding Plan Year.

Section 11.5 - Actuarial Examinations
-------------------------------------

                          As often as required under Applicable Law or more
often in the Committee's discretion, the Committee shall cause the Actuary to prepare an examination of the Trust Fund and to report to it with respect to:

         (a) The adequacy of the Trust Fund under applicable legal standards to meet all liabilities for benefits under the Plan;

         (b) The amount or range of the annual contribution for each Employer which would be sufficient to provide for currently accruing liabilities for such benefits;

         (c) The applicable limitations established by the Code and ERISA as to the maximum and minimum amount of the contributions (with respect to both past and currently accruing liabilities for benefits); and

         (d) Any other matters within the scope of the Actuary's service to the Plan and Trust Fund that the Committee needs to meet applicable legal requirements of reporting, disclosure and record keeping.

In making any actuarial valuation of the Plan and Trust Fund, the Actuary may rely upon the written statement of the Trustee, Investment Manager, if any, and/or an insurance company which holds Trust Fund assets concerning the cost and market value of the assets in the Trust Fund and shall not be required to make any independent investigation with respect thereto. The Actuary may rely upon any information furnished by the Employers or the Committee. In making any actuarial valuation hereunder, the Actuary shall use such actuarial tables as he deems appropriate, but he shall use the same tables in making all calculations during a specified period; provided, however, the Actuary may from time to time change the actuarial tables and other assumptions used by him hereunder.

Section 11.6 - Responsibility of Trustee
----------------------------------------

                          The Trustee shall not be responsible for the validity
of the Trust and Plan, nor for the adequacy of the Trust Fund to meet the obligations hereunder but shall be accountable only for funds paid to it or received by it under the Trust.

Section 11.7 - Trustee's Compensation
-------------------------------------

                          Unless otherwise prohibited under Applicable Law, the
Trustee from time to time shall receive such compensation for its services as may be agreed upon with the Company.

Section 11.8 - Replacement of Trustee
-------------------------------------

                          The Trustee may be replaced at any time by the
Company upon notice as provided in the Trust Agreement.



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
                                  ARTICLE XII

                                 ADMINISTRATION
                                 --------------

Section 12.1 - Allocation of Responsibility
-------------------------------------------

                          The Fiduciaries shall have only those specific
powers, duties, responsibilities and obligations as are specifically given them under the Plan or the Trust and any power, duty, responsibility or obligation for the control, management or administration of the Plan or Trust Fund which is not specifically allocated to any Fiduciary, or with respect to which the allocation is in doubt, shall be deemed allocated to the Committee. In general, the Employers shall have the sole responsibility for making contributions under the Plan. The Company shall have the sole authority to appoint and remove the Trustee, members of the Committee and any Investment Manager (including any insurance company) and to amend or terminate, in whole or in part, the Plan or the Trust. The Committee shall have sole responsibility for the administration of the Plan, which responsibility is specifically described herein and in the Trust. The Trustee shall have sole responsibility for the administration of the Trust and the management of the assets held under the Trust except in respect to insurance or annuity contracts or in respect to Trust powers delegated to an Investment Manager, all as specifically provided in the Trust Agreement. In the event that Trust assets are placed in insurance or annuity contracts, the applicable insurance company shall be considered to be an Investment Manager of the Plan, and a Fiduciary of the Plan, within the meaning of those terms in ERISA, but only to the extent of investing amounts held by the insurance company from time to time in one or more separate accounts specified in the applicable insurance or annuity contract and not in respect to amounts held in the insurance company's general account. Such insurance company will have no fiduciary responsibility with respect to any other assets of the Plan except as specified in the applicable insurance or annuity contract. In the event that Trust powers are delegated to an Investment Manager other than the Trustee or an insurance company, the applicable Investment Manager shall be considered to be an Investment Manager of the Plan and a Fiduciary of the Plan within the meaning of ERISA and shall be required to acknowledge such appointment in writing.

                          The Company, by written instrument filed with the
records of the Plan and available to any Participant upon request, may name fiduciary capacities and/or Fiduciaries other than those named herein. Any party so named shall become a Fiduciary, if he accepts his appointment, as though named herein. The Company, by written instrument filed with the records of the Plan and available to any Participant upon request, may allocate or reallocate fiduciary responsibilities under the Plan, including the power to appoint an Investment Manager but not other Trustee responsibilities as defined in ERISA Section 405(c)(3), among and between one or more Fiduciaries so named. A Fiduciary may serve in more than one fiduciary capacity in respect to the Plan. A Fiduciary shall have the authority to designate parties other than Fiduciaries to carry out all or a portion of his fiduciary responsibilities, including the power to appoint an Investment Manager but not other Trustee responsibilities as defined in ERISA Section 405(c)(3), through a written instrument filed with the records of the Plan and available to any Participant upon request. A Fiduciary or party designated to carry out all or a portion of a Fiduciary's responsibilities, as provided above, may employ one or more parties to render advice with regard to any responsibility he has under the Plan.

                          Directions given, information furnished, or action
taken by each Fiduciary or party designated to carry out fiduciary responsibilities, as provided above, shall be in accordance with the provisions of the Plan or the Trust, as the case may be, authorizing or providing for such direction, information or action. Except as otherwise provided in Section 12.2, each Fiduciary may rely upon any such direction, information or action of another Fiduciary or party designated to carry out fiduciary responsibilities, as provided above, as being proper under the Plan or the Trust, and is not required under the Plan or the Trust to inquire into the propriety of any such direction, information or action. It is intended under the Plan and the Trust that each Fiduciary shall be responsible for the proper exercise of his own powers, duties, responsibilities and obligations under this Plan and the Trust and shall not be responsible for any act or failure to act of another Fiduciary except as otherwise provided by law. A Fiduciary shall not be liable for any act or omission of any other party in carrying out a fiduciary responsibility to the extent that (i) such responsibility was properly allocated to such other party as a Fiduciary, or (ii) such other party has been properly designated to carry out such responsibility in accord with the procedures set forth above unless liability is otherwise provided under ERISA. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

Section 12.2 - Fiduciary Duties
-------------------------------

                          Each Fiduciary shall discharge his duties hereunder
solely in the interests of the Participants and their beneficiaries, and

         (i) For the exclusive purpose of providing benefits to Participants and their beneficiaries in accordance with the provisions of the Plan insofar as they are consistent with the applicable provisions of the Code and with the provisions of ERISA, and the regulations issued thereunder; and

         (ii) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                          A Fiduciary shall not be liable, except as provided
in this Section, by reason of taking or refraining from taking any action in accordance with the advise of any legal counsel, physician, accountant, Actuary or other professional adviser. A Fiduciary shall be liable for a breach of fiduciary responsibility by another Fiduciary or any other party deemed a Fiduciary pursuant to the applicable provisions of the Plan or of ERISA only if such Fiduciary:

         (i) Participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other Fiduciary, knowing such act or omission is a breach; or

         (ii) By his failure to act prudently, has enabled such other Fiduciary to commit a breach; or

         (iii) Has knowledge of a breach of such other Fiduciary, unless he makes reasonable efforts under the circumstances to remedy such breach.

                          In the event that is shall be determined by statute,
court decision, ruling by the Internal Revenue Service or Department of Labor, or otherwise, that part or all of the responsibilities prescribed for Fiduciaries by ERISA as set forth in this Section are no longer applicable, this Section or appropriate part thereof shall be ineffective with respect to such responsibilities without amendment to the Plan.

Section 12.3 - Indemnification
------------------------------

                          The Company shall indemnify each member of the
Committee and any other employee, officer or director of the Company or a Related Company against any claims, loss, damage, expense and liability (other than amounts paid in settlement not approved by the Company) reasonably incurred by him in connection with any action or failure to act to which he may be party by reason of his membership on the Committee or performance of an authorized duty or responsibility for or on behalf of the Company or a Related Company pursuant to the Plan or Trust unless the same is judicially determined to be the result of the individual's gross negligence or willful misconduct. Such indemnification by the Company shall be made only to the extent (i) such expense or liability is not payable to or on behalf of such person under any liability insurance coverage, and (ii) the Trust is precluded from assuming such expense or liability because of the operation of ERISA or other Applicable Law. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

Section 12.4 - Appointment of Committee
---------------------------------------

                          The Plan shall be administered by a retirement
committee consisting of at least three (3) persons who shall be appointed by and serve at the pleasure of the Board of Directors of the Company (the "Committee"). All usual and reasonable expenses of the Committee may be paid in whole or in part by the Employers, and any expenses not paid by the Employers shall be paid by the Trustee out of the principal or income of the Trust Fund. Any members of the Committee who are employees of the Company or a Related Company shall not receive compensation with respect to their services as Committee members.

Section 12.5 - Claims Procedure
-------------------------------

                          The Committee shall provide appropriate forms on
which application for benefits under the Plan may be made. Each person claiming a benefit under the Plan must complete and file such application forms with the Committee. One Committee member shall be designated to review all applications for benefits. He shall notify the claimant in writing of his decision within ninety (90) days of his receipt of the application. If special circumstances require any extension of time, not to exceed ninety (90) days, for processing the claim, the claimant will be notified in writing of the extension prior to the expiration of the initial ninety (90) day period.

                          The reviewing member of the Committee shall make all
determinations on behalf of the Committee as to the right of any person to a benefit. Any denial by the reviewing Committee member of a claim for benefits by a Participant or Beneficiary shall be stated in writing and delivered or mailed to the Participant or Beneficiary. Such notice shall set forth specific reasons for the denial and, if applicable, a description of additional material or information necessary for the claimant to perfect his claim. If the reviewing Committee member rejects the application solely because the claimant failed to furnish certain necessary material or information, the notice shall explain what additional material is needed and why, and advise the claimant that he may refile a proper application under the above claim procedure.

                          If a claim has been denied by the reviewing Committee
member, the claimant may appeal the denial within sixty (60) days after his receipt of written notice thereof by submitting in writing to the Committee a request for review of the denial of claim. A claimant may also submit a written statement of issues and comments concerning his claim, and he may request an opportunity to review the Plan, the Trust Agreement and any other pertinent documents, which shall be made available to him by the Committee within their (30) days after his receipt of a copy of the request, at a convenient location during regular business hours. If an appeal is made, the Committee shall render its final decision with the specific reasons therefor in writing and transmit it to the claimant by certified mail within sixty (60) days of its receipt of the request for review.

Section 12.6 - Records and Reports
----------------------------------

                          The Committee shall exercise such authority and
responsibility as it deems appropriate in order to comply with the Code, ERISA and governmental regulations issued thereunder relating to records of Participants' Service, accrued benefits and the percentage of such benefits which is nonforfeitable under the Plan; notifications to Participants, annual registration with the Internal Revenue Service, annual reports to the Department of Labor; and reports to the Pension Benefit Guaranty Corporation.

Section 12.7 - Committee Powers and Duties
------------------------------------------

                          The Committee shall have such duties and powers as
may be necessary to discharge its duties hereunder, including, without limitation, the following:

         (a) To construe and interpret the Plan, including the supplying of any omissions in accordance with the intent of the Plan, decide all questions of eligibility, determine the amount, manner and time of payment of any benefits hereunder, and to authorize the payment of benefits.

         (b) To prescribe procedures to be followed by the Participants and beneficiaries filing applications for benefits;

         (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

         (d) To receive from the Employers and from Participants such information as shall be necessary for the proper administration of the Plan;

         (e) To furnish the Employers, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

         (f) To receive, review and keep on file (as it may deem convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee;

         (g) To appoint, employ or designate individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel; and

         (h) To exercise such other powers and duties as the Board may delegate to it.

                          The Committee may adopt such rules as it deems
necessary, desirable or appropriate for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan. All rules and decisions of the Committee shall be uniformly and consistently applied to all Participants in similar circumstances. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant or beneficiary, an Employer, the legal counsel of an Employer, the Actuary, or the Trustee. Except as otherwise provided in Section 12.6, the determination of the Committee as to any disputed question arising hereunder including, but without limitation, questions of construction, administration and interpretation, shall be final and conclusive upon all persons including, without limitation, employees, Participants, beneficiaries, and their heirs, distributees and personal representatives, and any other person claiming an interest under the Plan.

                          The Committee may act at a meeting or in writing
without a meeting. The Committee shall elect one of its members as a chairman, appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such actions in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Participants and beneficiaries, the Employers, the Trustee, and the Actuary. The secretary shall perform all the purely ministerial acts on behalf of the Committee. Certifications, applications and documents must be signed on behalf of the Committee by the secretary and at least one other member of the Committee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. A dissenting Committee member who, within a reasonable time after he has knowledge of any action or failure to act by the majority, registers his dissent in writing delivered to the other Committee members, the Company and the Trustee, shall not be responsible for any such action or failure to act, except as otherwise provided under Section 12.2.

                          The Committee shall issue directions to the Trustee
and/or the applicable insurance company, if any, concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and certify that all such directions are in accordance with the Plan.

                          The Committee may require a Participant to complete
and file with the Committee an application for Pension and all other forms approved by the Committee, and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information so furnished it, including the Participant's current mailing address.

Section 12.8 - Facility of Payment
----------------------------------

                          Whenever, in the Committee's opinion, a person
entitled to receive any payment of a benefit, or installment thereof, hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee, the Investment Manager, if any, and/or the applicable insurance company, if any, to make payments to such person or to his legal representative or to a relative or friend of such person for his benefit, or the Committee may direct the Trustee to apply the payment for the benefit of such person in such manner as the Committee considers advisable. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

Section 12.9 - Agent for Service of Process
-------------------------------------------

                          The agent for service of process for the plan shall
be the person currently listed in the records of the Secretary of State of Ohio as the agent for service of process for the Company.

Section 12.10 - Notices
-----------------------

                          Notices and documents relating to the Plan to be
filed with the Committee may be delivered, or mailed by registered mail, postage prepaid, to the Committee in care of the Company at such address as the Committee may specify from time to time. Any notice required under the Plan may be waived by the person entitled to notice.

Section 12.11 - Evidence
------------------------

                          Evidence required of anyone under the Plan may be by
certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 12.12 - Underwriting of Benefits
----------------------------------------

                          The Company in its sole discretion and from time to
time may direct the Trustee to provide the benefits hereunder for one or more Participants or their Beneficiaries by purchase of insurance company annuity contracts or otherwise.

Section 12.13 - Misstatements
-----------------------------

                          If any person in his application to participate in
the Plan or for benefits hereunder, or in response to any request of the Committee or an Employer for information, makes any statement which is erroneous or omits any material fact or fails before receiving his first payment to correct any information he previously incorrectly furnished to the Employer or the Committee for its records, the amount of his retirement income shall be adjusted on the basis of the true facts, and the amount of any overpayment theretofore made to such person shall be deducted from his next succeeding payments as the Committee shall direct.

Section 12.14 - Beneficiary Designation
---------------------------------------

                          Each Participant who has elected a Period-Certain and
Life Option may from time to time designate any person or persons (who may be designated contingently or successively and who may be an entity other than a natural person) as his Beneficiary or Beneficiaries to whom his Pension benefits shall be paid if he dies before the end of the period certain. Each Beneficiary designation shall be filed in the form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee. The revocation of a Beneficiary designation, no matter how effected, shall not require the consent of any person, unless otherwise required under Code Section 401(a) and 417.

                          If any Participant fails to designate a Beneficiary
in the manner provided above, or if the Beneficiary designated by the deceased Participant dies before him or before complete distribution of the Participant's benefits, any death benefit payable hereunder upon the Participant's death shall be paid to the heir or heirs of the Participant in the following order of priority:

         (a)     His Eligible Spouse;

         (b)     His natural and adopted children;

         (c)     His parents or the survivor thereof; or

         (d) In the event none of the above survive the Participant, then to the estate of the Participant; and if payable to more than one person in a class, all persons in that class shall share equally. Similarly, if the Beneficiary survived the Participant but dies before receiving the entire death benefit otherwise payable (and he is not survived by a secondary Beneficiary, or the secondary Beneficiary also dies), the remainder shall be paid to the heir or heirs of the last surviving Beneficiary or to the Participant's estate in accordance with priorities (a) through (d) above.

Section 12.15 - Agents; Expenses
--------------------------------

                          The Company and the Committee may employ such agents,
attorneys (including without limitation attorneys who may be counsel for the Company), Actuaries, and accountants as they, or either of them, deem necessary or proper in connection with the maintenance and administration of the Plan. The reasonable compensation and expenses of such agents, attorneys, Actuaries, and accountants and all other reasonable expenses incident to the operation and maintenance of the Plan shall be paid out of the Trust Fund and the Trustee is empowered at the Committee's direction to pay the same out of the Trust Fund as a charge thereon, unless the Employers elect to make payment of such amounts.

                                  ARTICLE XIII

                           AMENDMENT AND TERMINATION
                           -------------------------

Section 13.1 - Amendment
------------------------

                          The Company reserves the right at any time and from
time to time by action of its Board to modify or amend in whole or in part any or all of the provisions of the Plan. No modifications or amendment may result in a retroactive reduction in benefits unless the Secretary of Labor determines that such retroactive reduction is required to avoid a substantial business hardship and that a variance from the minimum funding standards under ERISA is unavailable or inadequate to relieve such hardship; provided, however, if any such modification or amendment resulting in a retroactive reduction in benefits is so approved, it shall apply in a like manner to all Participants, and the total value of such reduced benefits shall not be less than the value of the assets of the Trust Fund on the effective date of such modification or amendment.

                          Notwithstanding any other provision herein to the
contrary, the Board in its sole discretion may make any modifications or amendments, additions, or deletions in the this Plan as to benefits or otherwise, retroactively if necessary, and regardless of the effect on the rights of any particular person, which it deems appropriate in order to bring the Plan into conformity with or to satisfy any conditions of Applicable Law and in order to maintain the qualification of the Plan under Code Section 401(a) and to maintain the tax-exempt status of the Trust under Code Section 501(a).

                          Notwithstanding any other provisions of this Plan,
for a period of three years following a Change of Control (as defined in Section 13.4 hereof), the provisions of this Plan may not be amended (except as may be required by law) in any manner which would adversely affect the computation or amount of or the entitlement to retirement benefits hereunder including, but not limited to, any adverse change in or to (a) the rate at which benefits accrue or vest, (b) the compensation recognized hereunder, or
(c) the optional forms of payment available to a Participant or beneficiary hereunder, including the time of commencement of such benefits and any actuarial factors used in connection therewith. Notwithstanding any other provisions of this Section 13.1, the foregoing provisions of this paragraph may not be amended during the three year period commencing upon a Change in Control without the written consent of the majority in both number and interest of the Participants who are actively employed by the Company (or, if applicable, the Employer), both immediately prior to the Change in Control and at the date of such amendment.

                          Any officer of the Company may amend the Plan, in any
manner in which the Board may amend the Plan as described above, but only for purposes of complying with Applicable Law, as the Internal Revenue Service may require as a condition to issuing a favorable determination letter with respect to the Plan, or with respect to the administrative provisions of the Plan, and to the extent that such amendment(s) does (do) not materially increase or decrease the Employers cost of maintaining the Plan.

                          In addition, to the extent provided from time to time
by action of the Board, any officer of the Company may amend the Plan for purposes of extending coverage under the Plan to any division, operating unit, or group of employees of the Company not theretofore covered under by the Plan, or extending coverage to persons acquired in the Company's employ incident to a merger, the purchase of assets of another corporation as a going concern, or other acquisitions, and, in connection with any such extension of coverage, to provide that prior employment shall be considered periods of Continuous Employment only for purposes of Service for purposes of eligibility for an Early Retirement Pension and for purposes of determining the Accrued Retirement Pension of a Participant who retires on Early Retirement under Section 4.2 after completing thirty-five (35) or more years of Service.

Section 13.2 - Discontinuance of Benefit Accrual
------------------------------------------------

                          The Company and any Employer reserves the right to
provide that the benefits accrued for affected Participants be "frozen" as of a specified date and be distributed on an ongoing plan basis in accordance with the applicable provisions for Retirement, death or other termination of employment.

Section 13.3 - Termination; Restrictions on Benefits of
--------------------------------------------------------
Highly Compensated Employees
----------------------------

(a) The Company reserves the right at any time and from time to time, by action of its Board to terminate the Plan as to any Employer or all Employers. In the event of a complete or partial termination of the Plan (within the meaning of Section 411(d)(3) of the Code and regulations issued thereunder), the rights of all affected Participants to their Accrued Retirement

         Pensions, to the extent then funded, shall become fully vested and nonforfeitable (to the extent not already fully vested and nonforfeitable).

(b) Each Employer shall have the right to withdraw from the Plan by action of its Board of Directors, and by filing written notice thereof with the Company, in which event the Employer shall cease to be an Employer for purposes of the Plan. Upon any such withdrawal of an Employer, the employees of such Employer shall become Ineligible Employees as of the date of such withdrawal. Notwithstanding any other provision of the Plan to the contrary, an Employer shall be deemed automatically to withdraw from the Plan in the event it ceases to be a Related Company, and such withdrawal shall be deemed to be a termination of employment for all purposes under the Plan with respect to any persons employed by the withdrawing Employer on the date such withdrawing Employer ceased to be a Related Company and who are neither transferred to nor continued in employment with any other Employer or Related Company.

(c) In the event of termination of the Plan, written notice thereof shall be given by the Company to the Trustee, no further contributions shall be made by any Employer (except any contributions as may be necessary to make the Plan sufficient for purposes of a standard termination under Title IV of ERISA), and the Trust Fund, after provision is made for expenses, shall be applied by the Trustee as provided in subsection (d) of this Section.

(d) Upon termination of the Plan the Trust Fund shall be applied as directed by the Company in accordance with ERISA, subject to subsection (e) of this Section if applicable, to provide benefits for Participants and beneficiaries affected by such termination, and any amount remaining after such application shall be disposed of as provided in subsection (f) of this Section.

(e) Notwithstanding any other provision of the Plan to the contrary, to conform to the requirements of Income Tax Regulations, the benefit payable under the Plan shall be subject to the following limitations:

         (i) If the Plan is terminated, the benefit of any "highly compensated employee" or "highly compensated former employee", as defined in Section 414(q) of the Code, shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Code.

         (ii) The annual payments in any one year to any of the 25 highly compensated employees or highly compensated former employees with the greatest compensation (hereinafter referred to as a "Restricted Employee") in the current or any prior year shall not exceed an amount equal to the payments that would be made on behalf of the Restricted Employee under (1) a life annuity that is the actuarial equivalent of the Restricted Employee's Accrued Retirement Pension and other benefits to which the Restricted Employee is entitled under the Plan (other than a Social Security supplement), and (2) the amount of the payments the Restricted Employee is entitled to receive under a Social Security supplement. For purposes of this subsection
                 (e)(ii) "benefit" includes, among other benefits, loans in excess of the amounts set forth in Section 72(p)(2)(A) of the Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the Restricted Employee's life. The foregoing provisions of this subsection (e)(ii) shall not apply, however, if:

                 (A) After payment to a Restricted Employee of all benefits payable to the Restricted Employee under the Plan, the value of Plan assets equals or exceeds 110% of the value of "current liabilities", as defined in Section 412(b)(7) of the Code (each value being determined as of the same date in accordance with applicable Treasury regulations);

                 (B) The value of the benefits payable under the Plan to or for a Restricted Employee is less than one percent of the value of current liabilities before distribution; or

                 (C) The value of benefits payable under the Plan to or for a Restricted Employee does not exceed the amount described in Section 411(a)(11)(A) of the Code.

(f) After satisfaction of all liabilities of the Plan, such remaining part of the Trust Fund, if any, as shall be the result of actuarial error shall revert to the Employers (the share of each to be determined by the Company on a fair and equitable basis).

Section 13.4 - Termination Following Change in Control
------------------------------------------------------

                          Notwithstanding the provisions of Section 13.3 hereof
or any other provisions of the Plan, in the event this Plan is terminated within three years following a "Change in Control of the Company" (as hereinafter defined), all Participants shall be fully vested in their accrued benefit and the assets of the Plan shall be applied in accordance with the provisions of Section 13.3 hereof to satisfy all fixed and contingent liabilities to Participants and their beneficiaries. If, after satisfaction of such liabilities, there are assets remaining in the Plan, such remainder shall first be applied to the payment of retiree medical and retiree life insurance payable to Participants and their beneficiaries (subject, however, to the applicable legal limitations on the payment of such benefits from qualified plans), and any assets still remaining shall be applied on a pro rata basis to increase the benefits of such Participants and their beneficiaries, subject, however, to the applicable legal limitations on benefits payable from tax-qualified plans. For purposes hereof, a change in control of the Company ("Change in Control") shall occur if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Richard H. Grant, Jr., his children or his grandchildren, the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (b) during any period of two consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c) or (d) of this Section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; (c) the shareholders of the Company approve a merger or consolidation of the Company with any other company, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or (d) the shareholders of the Company approve a plan of liquidation, dissolution or winding up of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; provided, however, that none of the transactions described in clauses
(a) - (d), above, shall constitute a change in control if such transaction is arranged by, or consummated with the prior approval of, the Board of Directors. The foregoing provisions of this paragraph may not be amended during the three year period commencing upon a Change in Control without the written consent of the majority in both number and interest of the Participants who are actively employed by the Company (or, if applicable, the Employer), both immediately prior to the Change in Control and at the date of such amendment.

                                  ARTICLE XIV

                       ADOPTION AND EXTENSION OF THE PLAN
                       ----------------------------------

Section 14.1 - Adoption by Related Company
------------------------------------------

                          Any Related Company which is not an Employer
hereunder may adopt the Plan, with the consent of the Board, and become an Employer by resolution of its Board of Directors, a certified copy of which shall be filed with the Company. Such resolution shall specify the covered unit or units and Employees of the Employer to which the Plan is being extended by virtue of its adoption of the Plan, and shall specify the effective date of such adoption. Any Related Company that adopts the Plan shall contribute its appropriate share, as determined by the Board of any contributions thereafter made to the Trustee hereunder. Except as otherwise provided herein, the provisions of the Plan shall be applied to each Employer as though it were the sole Employer under the Plan.

Section 14.2 - Extension to Non-Covered Units; Business Acquisitions
--------------------------------------------------------------------

                          The Board, or any other Employer by its Board of
Directors with the consent of the Board, may extend the Plan to cover any division, operating unit, or group of employees thereof not theretofore covered by the Plan, which shall thereupon become a covered unit hereunder. In addition, coverage under the Plan may be extended as provided in Section 13.1. Such action shall specify the effective date of such extension of coverage.
Any new division or other operating unit which is established by an Employer for the purpose of continuing in whole or in part any business operation acquired by an Employer, shall not become a covered unit solely by virtue of the fact that it is part of such Employer or part of a division or other operating unit which at the time constitutes a covered unit; any such new division or other operating unit shall become a covered unit only if Plan coverage is expressly extended thereto in accordance with the procedures specified in the foregoing provisions of this Section, or pursuant to the provisions of Section 13.1. In the event that an Employer or a Related Company acquires or has acquired persons in its employ incident to a merger, the purchase of assets of another corporation as a going concern or other acquisitions, or an entity employing or formerly employing persons otherwise becomes or has become an Employer or a Related Company in connection with any such transaction, such persons and former employees of such acquired business who are subsequently employed by an Employer or a Related Company shall not be Employees unless the Board specifically resolves in a written instrument to include them as Employees hereunder or they are included as Employees as provided in Section 13.1, and employment with their predecessor employer shall be considered as Continuous Employment for purposes of measuring Service and Credited Service hereunder only to the extent provided in such resolution or provided pursuant to the provisions of Section 13.1 and noted on an appropriate Schedule hereto.

                          An appropriate Schedule hereof shall contain a list
of all participating Employers indicating, for each such Employer, its name and date of participation, any special provisions with respect to the recognition or nonrecognition of employment with such Employer prior to its participation in the Plan, such as Service and Credited Service under the Plan, and any other special provisions.

Section 14.3 - Special Provisions Regarding Eligibility and Benefits
--------------------------------------------------------------------

                          In the event that it is necessary to accommodate the
transition from benefit arrangements which were in effect for the benefit of the employees of an Employer, Related Company, division, or other operating unit prior to the adoption of the Plan by such a Related Company or the extension of the Plan to such a division or operating unit, a Schedule setting forth special overriding provisions applicable to such adoption or extension of the Plan may be added to the Plan. Each such Schedule shall control in the event of conflict with any other provision of the Plan.

Section 14.4 - Action by Employer
---------------------------------

                          Any action by an Employer under this Plan may be by
resolution of its Board of Directors, or by any person or persons duly authorized by resolution of said board to take such action.

Section 14.5 - Overriding Provisions
------------------------------------

                          The provisions of this Article shall apply
notwithstanding any other provision herein to the contrary.

                                   ARTICLE XV

                             SUCCESSOR EMPLOYER AND
                        MERGER OR CONSOLIDATION OF PLANS
                        --------------------------------

Section 15.1 - Successor Employer
---------------------------------

                          In the event of the dissolution, merger,
consolidation or reorganization of an Employer, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for such Employer under the Plan. Unless otherwise provided, the substitution of the successor shall constitute an assumption of the Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

                          If any entity other than an Employer acquires an
Employer or any plant, division, department or operation of an Employer as a going concern, then the Company, as determined by the Board, may, in lieu of the normal operation of the Plan's provisions, cause any part of the Trust Fund which is allocable to Participants who thereupon become employed (directly or indirectly) by the acquirer and their Eligible Spouses, Contingent Annuitants, Beneficiaries and beneficiaries, if any, to be segregated and deposited in a separate fund, which fund shall thereafter be held subject to a separate plan governed by the same provisions as the Plan until amended. Such allocation of Trust Fund assets shall be determined by the Company upon the advice of the Actuary in accordance with Applicable Law. Unless otherwise provided, such event shall constitute the assumption by the acquirer (through such separate plan) of this Plan's liabilities related to the acquirer's employees, and the acquirer shall assume all the powers, duties and responsibilities of the sponsoring Employer under the separate plan. In such case, the Plan shall not be deemed terminated or discontinued in whole or in part as it applies to any Employer. Alternatively, the Company may discontinue the Plan as to such acquired Employer or unit and the provisions of Article XIII shall be applied.

Section 15.2 - Merger
---------------------

                          Neither the merger of any Employer with any other
organization nor the merger of the Plan with any other retirement plan shall in and of itself result in the termination of the Plan or be deemed a termination of employment as respects any person.

                         The Plan may not be merged nor its assets transferred
to any other plan unless:

         (a) The benefit to which each Participant and beneficiary would be entitled upon termination of the Plan and/or the transferee plan immediately after such merger will be equal to or greater than the benefit to which he would be entitled if the Plan were to terminate immediately prior to such merger, except as otherwise specified or allowed by Applicable Law or regulations; and

         (b) Resolutions of the Board, and any new or successor employer employing Participants, shall authorize such transfer of assets; and

         (c) Such other plan and trust are qualified under Sections 401(a) and 501(a), respectively, of the Code.

                          Notwithstanding the preceding provisions of this
Section 15.2 or any other provision of this Plan, in the event of any merger or consolidation of this Plan with another plan or any transfer of assets or liabilities of this Plan to another plan which is effected within three years following a Change in Control (as such term is defined in Section 13.4 hereof),
(a) the accrued benefit of each Participant who is actively employed by the Company as of the effective date of such merger, consolidation or transfer of assets or liabilities shall become fully vested; (b) prior to consummation of any such merger, consolidation or transfer, the accrued benefit of each Participant and beneficiary shall be satisfied by the purchase of a guaranteed annuity contract from a financially sound insurance company which represents an irrevocable commitment to satisfy the accrued benefit (as increased hereunder, if applicable) of such person; (c) any assets remaining in the Plan after the purchase of such annuity shall be applied to the payment of retiree medical and life insurance benefits payable to Participants and beneficiaries (subject, however, to applicable limitations of law); and (d) any assets still remaining after the application of clause (c) shall be applied on a pro rata basis to increase the benefits of such Participants and beneficiaries, subject, however, to the applicable legal limitations on benefits payable from tax-qualified plans. Notwithstanding the provisions of Section 13.1 hereof, the foregoing provisions of this paragraph may not be amended during the three year period commencing upon a Change in Control without the written consent of a majority in both number and interest of the Participants who are actively employed by the Company (or, if applicable, the Employer) both immediately prior to the Change in Control and at the date of such amendment.

                                  ARTICLE XVI

                            MISCELLANEOUS PROVISIONS
                            ------------------------

Section 16.1 - Non-guarantee of Employment
------------------------------------------

                          Nothing contained herein shall be construed as a
contract of employment between an Employer or Related Company and any employee, or as a right of any employee to be continued in the employment of an Employer or Related Company, or as a limitation of the right of an Employer or Related Company to discharge any of its employees, with or without cause.

Section 16.2 - Rights to Trust Assets
-------------------------------------

                          No person shall have any right to, or interest in,
any assets of the Trust Fund upon termination of his employment or otherwise, except as provided herein from time to time, and then only to the extent of the benefits payable under the Plan to such person out of the assets of the Trust Fund. Except as otherwise may be provided for herein shall be made solely out of the assets of the Trust Fund. Neither the Trustee, any applicable insurance company, the Committee, nor any Employer or Related Company in any way guarantees the Trust Fund from loss or depreciation. No Employer or Related Company guarantees hereby any payment to any person.

Section 16.3 - Non-alienation of Benefits
-----------------------------------------

                          Except as otherwise provided by law, no benefits,
payment or distribution under the Plan shall be subject either to the claim of any creditor of a Participant, Eligible Spouse, Contingent Annuitant, Beneficiary, or beneficiary or to attachment, garnishment, levy (other than a federal tax levy under Section 6331 or the Code), execution or other legal or equitable process, by any creditor of such person, and no such person shall have any right to alienate, commute, anticipate or assign (either at law or equity) all or any portion of any benefit, payment or distribution under the Plan. The Trust Fund shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder. In the event that any Participant's benefits are garnished or attached by order of any court, the Committee may elect to bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by the Court to the recipient it deems proper at the close of said action. The Committee shall establish reasonable procedures to determine the status of domestic relations orders entered on or after January 1, 1985 and to administer distributions under such domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder.

Section 16.4 - Election of Former Vesting Schedule
--------------------------------------------------

                          In the event the Company adopts an amendment to the
Plan that changes the vesting schedule under the Plan, including any amendment which directly or indirectly affects the computation of the nonforfeitable interest of Participants' rights to accrued benefits, any Participant with five or more years of vesting service shall have a right to have his nonforfeitable interest in his accrued benefit continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless his nonforfeitable interest in his accrued benefit under the Plan, as amended, at any time is not less than such interest determined without regard to such amendment. Such Participant shall exercise such right by giving written notice of his exercise thereof to the Committee within 60 days after the latest of (i) the date he receives notice of such amendment from the Committee, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing provisions of this Section, the vested interest of each Participant on the effective date of such amendment shall not be less than his vested interest under the Plan as in effect immediately prior to the effective date thereof.

Section 16.5 - Benefits Determined Under Plan as in Effect Before
-----------------------------------------------------------------
October 1,1994
--------------

                          Notwithstanding any other provision herein to the
contrary except Article XX: The conditions of eligibility for and amount of any benefits being paid or which may become payable under the Plan by reason of a person's retirement or other termination of employment before October 1, 1994, and a person's death after any such retirement or other termination of employment shall continue to be determined under and in accordance with the applicable provisions of the Plan as in effect prior to October 1, 1994. The provisions of this instrument shall apply, however, for purposes of determining the effect of reemployment and application of the various administrative provisions of the Plan, and with respect to the financing of benefits and other matters set forth in Articles XI and XII, and with respect to the amendment and termination of the Plan and other appropriate, applicable matters set forth in Articles XIII, XV, XVII and this Article.

                                  ARTICLE XVII

                               GENERAL PROVISIONS
                               ------------------

Section 17.1 - Headings
-----------------------

                          The headings and subheadings herein have been
inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

Section 17.2 - Construction
---------------------------

                          In the construction of this instrument and any
amendment to this instrument, the masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire instrument and/or amendment hereof, as appropriate and not to any particular provision or section.

Section 17.3 - Controlling Law
------------------------------

                          The law of the State of Ohio shall be the controlling
state law in all matters relating to the Plan and shall apply to the extent that it is not preempted by the laws of the United States of America.

Section 17.4 - Effect of Invalidity of Provision
------------------------------------------------

                          If any provision of the Plan is held invalid or
unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provision had not been included.

Section 17.5 - Counterparts
---------------------------

                          This instrument and any amendment hereto may be
executed in any number of counterparts, each of which shall be deemed an original, and the counterparts shall constitute one and the same instrument which shall be sufficiently evidenced by any one thereof.

                                ARTICLE XVIII

                      RECEIPT OF ASSETS AND LIABILITIES
                               ATTRIBUTABLE TO
                          NON-UNION HOURLY EMPLOYEES
                          --------------------------

Section 18.1 - Definitions
--------------------------

                           For purposes of this Article XVIII, the following
definitions shall apply:

         (a)     The "Transfer Date" shall mean December 31, 1990.

         (b) The "Transfer Employees" shall mean those persons who are "Transfer Employees" as defined in Article XVIII of the Transferor Plan.

         (c) The "Transferor Plan" shall mean The Reynolds and Reynolds Company Employees' Retirement Plan (as of the close of business on December 31, 1990, to be known as The Reynolds and Reynolds Company Union Retirement Plan).

Section 18.2 - Crediting of Compensation, Continuous Employment,
---------------------------------------------------------------
Service, and Credited Service
-----------------------------

         (a) For purposes of crediting Compensation, Continuous Employment, Service, and Credited Service, the Transfer Employees shall be subdivided into Group I and Group II, where Group I shall consist of all Transfer Employees who are Employees on the day immediately following the Transfer Date and all Transfer Employees who, on or after October 1, 1989, terminated employment covered under the Transferor Plan under conditions entitling them to a "Normal Retirement Pension" or an "Early Retirement Pension" under Section 4.1 or Section 4.2, as applicable, of the Transferor Plan, and where Group II shall consist of all other Transfer Employees; provided, however, that Group II Transfer Employees who, after the Transfer Date, are reemployed by an Employer as an Eligible Employee shall, as of such reemployment date, be excluded from Group II and included in Group I.

         (b) As of the day immediately following the Transfer Date (or as of the date of reemployment under the Plan in the case of a reemployed Group II Transfer Employee), each Transfer Employee in Group I shall be credited under the Plan with:

                 (i) Continuous Employment under the Plan pursuant to the provisions of the Plan; provided, however, that the Continuous Employment credited in no event shall be less than the "Continuous Employment" that would be credited to the Transfer Employee under the provisions of the Transferor Plan as in effect on the Transfer Date; and

                 (ii) Service under the Plan pursuant to the provisions of the Plan; provided, however, that the Service credited in no event shall be less than the "Service" that would be credited to the Transfer Employee under the provisions of the Transferor Plan as in effect on the Transfer Date; and

                 (iii) Credited Service under the Plan pursuant to the provisions of the Plan; provided, however, that (a) the Credited Service credited in no event shall be less than the "Credited Service" credited to the Transfer Employee under the provisions of the Transferor Plan as of the close of business on September 30, 1990, and (b) for the period October 1, 1990 through September 30, 1991, the Credited Service credited shall be equal to the greater of the "Credited Service" that would be credited to the Transfer Employee pursuant to the provisions of the Transferor Plan as in effect on the Transfer Date or the Credited Service that would be credited to the Transfer Employee pursuant to provisions of the Plan; and

                 (iv) Compensation under the Plan pursuant to the provisions of the Plan.

                          Notwithstanding the foregoing provisions of this
Section or any other provision of the Plan, however, in no event shall any Transfer Employee receive dual credit under the Plan for Compensation, Continuous Employment, Service, or Credited Service with respect to any period.

Section 18.3 - Transfer of Assets and Liabilities
-------------------------------------------------

                          Effective as of the Transfer Date, all liabilities of
the Transferor Plan with respect to the Transfer Employees shall be transferred to the Plan from the Transferor Plan. On or as soon as practicable after the Transfer Date, assets of the Transferor Plan with respect to the Transfer Employees' liabilities so transferred to the Plan, in an amount that, based on the certification of the Actuary, meets the requirements of Section 414(1) of the Code and regulations and rulings thereunder, together with interest thereon at the rate recommended by the Actuary from the Transfer Date to the date of the asset transfer, shall, upon the direction of the Company to the Trustee, be transferred to the Trust Fund from the trust fund maintained under the Transferor Plan. Notwithstanding any provision of the Plan to the contrary, in no event shall the accrued benefit under the Plan on or after the Transfer Date of any Transfer Employee be less than his accrued benefit under the Transferor Plan as of the Transfer Date. Any applications, elections, and waivers under the Transferor Plan that are applicable to a Transfer Employee's benefit transferred from the Transferor Plan to the Plan shall continue to be applicable to such benefit hereunder.

Section 18.4 - Continuation of Portion of Transferor Plan
---------------------------------------------------------

                          The Plan shall be deemed to be a continuation of that
portion of the Transferor Plan transferred to the Plan as provided in Section
18.3 with respect to the Transfer Employees.

Section 18.5 - Overriding Provisions
------------------------------------

                          The provisions of this Article XVIII shall apply
notwithstanding any other provisions of the Plan, except Section 15.2, and shall override any conflicting Plan provisions.

                                  ARTICLE XIX

                                DIRECT ROLLOVER
                                ---------------

Section 19.1 - Direct Rollover Election
---------------------------------------

                          This Article applies to distributions made on or
after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Article, a distributee of the Plan may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

Section 19.2 - Definitions
--------------------------

         (a) Eligible rollover distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

         (b) Eligible retirement plan: An eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                 Section 408(b) of the Code, an annuity plan described in
                 Section 403(a) of the Code, or a qualified trust described in
                 Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

         (c) Distributee: A distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

         (d) Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                   ARTICLE XX

                                 EFFECTIVE DATE
                                 --------------

                          Except as provided below or otherwise in the Plan,
this amendment and restatement of the Plan shall be effective as of October 1, 1994, but only with respect to employees who are credited with an hour of service on or after that date. Unless otherwise provided in the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provision of (i) the Tax Reform Act of 1986 ("TRA '86"), (ii) any other change in the Code or ERISA, or (iii) regulations, rulings, or other published guidance issued under the Code, ERISA, or TRA '86, the first day of the first period (which may or may not be the first day of a Plan Year) with respect to which such change became required because of such provision (including any day that became such as a result of an election or waiver by an employee or a waiver or exemption issued under the Code, ERISA, or TRA '86), but, unless otherwise indicated, with respect only to employees whose employment covered under the Plan terminates on or after said date. Notwithstanding the foregoing and subject to applicable law, with respect to Plan Years beginning after December 31, 1986 and before the general effective date of this amendment and restatement, the Company may elect to operate the Plan in accordance with any transitional rule published by the Internal Revenue Service or a reasonable, good faith interpretation of TRA '86 and related applicable law, in which event such transitional rule or good faith interpretation shall prevail over the provisions of the Plan with respect to such Plan Year.

                          IN WITNESS WHEREOF, the Company has caused this
instrument to be executed by its duly authorized officers this ____ day of ______________, 1995.

                                              THE REYNOLDS AND REYNOLDS COMPANY
Attest:


________________________                      BY______________________________
Title:                                          Title:

                                   SCHEDULE I

                            PARTICIPATING EMPLOYERS
                            -----------------------

                          This Schedule I lists all participating Employers,
indicating their date of participation and any special provisions which may be applicable.

Section 1 - Participating Employers
-----------------------------------

      Employer                Effective Date of          Special Provisions
      --------                -----------------          ------------------
                                Participation
                                -------------
 The Reynolds and Reynolds      October 1, 1976      None
 Company
 The Arnold Corporation -       October 1, 1986      Plan adopted only for Employees who
 Printed Communications For                          transferred to its employment directly
 Business                                            from the Reynolds and Reynolds Company
                                                     on or about October 1, 1986.

 Loftins Business Forms Co.,    October 1, 1986      Plan adopted only for Employees who
 Inc.                                                transferred to its employment directly
                                                     from The Reynolds and Reynolds Company
                                                     on or about October 1, 1986.

 The Arnold Corporation -       October 1, 1989      Plan adopted only for Employees not
 Printed Communications For                          described above under Special
 Business                                            Provisions with respect to its October
                                                     1, 1986 Effective Date of
                                                     Participation.

                                      -99-

 NMCS, Inc.                 January 1, 1993                 Plan adopted only for Employees other
                                                            than any person employed by NMCS, Inc.
                                                            in connection with NMCS, Inc.'s Total
                                                            Billing Management service and whose
                                                            primary duties are the performance of
                                                            services for a customer or customers
                                                            of NMCS, Inc.'s Total Billing
                                                            Management service at a field
                                                            location.

 Norick Brothers, Inc.     January 1, 1993                 Plan adopted only for Employees.


Section 2 - Special Provisions Applicable to Participants Who Were Employees of
-------------------------------------------------------------------------------
Data Systems Corporation Prior to July 1, 1978
----------------------------------------------

                          For Participants who were employees of Data Systems
Corporation prior to July 1, 1978, "Compensation" as defined herein shall specifically include any commission they may receive from the sale of Data Systems Corporation products as set forth in their individual employment contracts.

                                  SCHEDULE II

                  PROVISIONS REGARDING PREDECESSOR EMPLOYMENT
                  -------------------------------------------

                         Provisions regarding predecessor employment (as
provided in Section 14.2 of the Plan) are noted below.


    Predecessor                 Date of                          Provisions Regarding
    ----------                  -------                          --------------------
     Employer                Participation                    Predecessor Employment in
     --------                -------------                    -------------------------
                                                                     Determining
                                                                     -----------
                                                                                      Credited
                                                                                      --------
                                                          Service                     Service
                                                          -------                     -------
 Data Systems Corporation    October 1, 1978          None                         None

 Accumation, Inc.            October 1, 1979          In determining Service (Section 3.2), Credited
                                                      Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of Accumation, Inc., periods of
                                                      employment with Accumation, Inc. shall not be
                                                      considered periods of Continuous Employment under
                                                      the Plan, except that periods of employment with
                                                      Accumation, Inc. between April 1, 1979 and
                                                      September 30, 1979, inclusive, shall be considered
                                                      periods of Continuous Employment with The Reynolds
                                                      and Reynolds Company, and except that periods of
                                                      employment prior to April 1, 1979 with Accumation,
                                                      Inc. shall be considered Continuous Employment only
                                                      for purposes of Service for purposes of eligibility
                                                      for an Early Retirement Pension (Section 4.2) and
                                                      for purposes of Service for purposes of determining
                                                      the Accrued Retirement Pension of a Participant who
                                                      retires on Early Retirement under Section 4.2 after
                                                      completing thirty-five (35) or more years of
                                                      Service (Section 1.23(e)).

                                                              -101-

 ReyZon               January 1, 1980          In determining Service (Section 3.2), Credited
                                               Service (Section 3.3), and eligibility to
                                               participate in the Plan (Section 2.1) for former
                                               employees of ReyZon periods of employment with
                                               ReyZon shall not be considered periods of
                                               Continuous Employment under the Plan, except that
                                               periods of employment prior to January 2, 1980 with
                                               ReyZon shall be considered Continuous Employment
                                               only for purposes of Service for purposes of
                                               eligibility for an Early Retirement Pension
                                               (Section 4.2) and for purposes of Service for
                                               purposes of determining the Accrued Retirement
                                               Pension of a Participant who retires on Early
                                               Retirement under Section 4.2 after completing
                                               thirty-five (35) or more years of Service
                                               (Section 1.23(e)).


 The Arnold Corporation -    October 1, 1989          In determining Service (Section 3.2), Credited
 Printed Communications                               Service (Section 3.3), and eligibility to
 For Business ("Arnold")                              participate in the Plan (Section 2.1) for
                                                      (i) Employees of Arnold described in the Special
                                                      Provisions section of Schedule I dealing with
                                                      Arnold's October 1, 1989 Effective Date of
                                                      Participation, and (ii) for any employee or former
                                                      employee of Arnold, Loftins Business Forms Co.,
                                                      Inc., any subsidiary of Arnold or Loftins, or any
                                                      affiliate of any such entity (the "Arnold Group")
                                                      who on or after October 1, 1989 becomes an Employee
                                                      of an Employer other than the Arnold Group, periods
                                                      of employment with Arnold, Loftins, or any
                                                      subsidiary of Arnold or Loftins between May 30,
                                                      1986 and September 30, 1989, inclusive, shall be
                                                      considered periods of Continuous Employment with
                                                      The Reynolds and Reynolds Company, and, periods of
                                                      employment with Arnold, Loftins, or any subsidiary
                                                      of Arnold or Loftins between May 30, 1986 and
                                                      September 30, 1987, inclusive, shall be considered
                                                      periods of Credited Service under the Plan; periods
                                                      of employment with Arnold, Loftins, or any
                                                      subsidiary of Arnold or Loftins, or any affiliate
                                                      of any such entity prior to May 30, 1986 shall not
                                                      be considered periods of Continuous Employment
                                                      under the Plan, except that periods of employment
                                                      prior to May 30, 1986 with Arnold, Loftins, or any
                                                      subsidiary of Arnold or Loftins shall be considered
                                                      Continuous Employment only for



                                                  purposes of Service for a Participant
                                                  who retires on Early
                                                  Retirement under Section 4.2
                                                  after completing thirty-five
                                                  (35) or more years of Service
                                                  (Section 1.23(e)); provided,
                                                  however, that this provision
                                                  shall not prevent crediting
                                                  of periods of employment as
                                                  Continuous Employment for
                                                  Employees described in the
                                                  Special Provisions section of
                                                  Schedule I dealing with
                                                  Arnold's October 1, 1986
                                                  Effective Date of
                                                  Participation; and, provided
                                                  further, however, that there
                                                  shall be no duplication of
                                                  credit for Service or
                                                  Credited Service for any one
                                                  period of time.  The
                                                  foregoing special provisions
                                                  shall override any other
                                                  provision of the Plan,
                                                  including, without
                                                  limitation, Section 2.3, so
                                                  that employment with the
                                                  Arnold Group (or any member
                                                  thereof) prior to May 30,
                                                  1986 shall not be counted as
                                                  Continuous Employment under
                                                  the Plan except as
                                                  specifically provided above.



 Caseware, Inc.       June 1, 1988             In determining Service (Section 3.2), Credited
                                               Service (Section 3.3), and eligibility to
                                               participate in the Plan (Section 2.1) for former
                                               employees of Caseware, Inc. periods of employment
                                               with Caseware, Inc. shall not be considered periods
                                               of Continuous Employment under the Plan, except
                                               that periods of employment prior to June 1, 1988
                                               with Caseware, Inc. shall be considered Continuous
                                               Employment only for purposes of Service for
                                               purposes of eligibility for an Early Retirement
                                               Pension (Section 4.2) and for purposes of Service
                                               for purposes of determining the Accrued Retirement
                                               Pension of a Participant who retires on Early
                                               Retirement under Section 4.2 after completing
                                               thirty-five (35) or more years of Service
                                               (Section 1.23(e)).

 NMCS, Inc.           January 1, 1993          In determining Service (Section 3.2), Credited
                                               Service (Section 3.3), and eligibility to
                                               participate in the Plan (Section 2.1) for
                                               (i) (eligible) Employees of NMCS, Inc. described in
                                               the Special Provisions section of Schedule I
                                               dealing with NMCS, Inc.'s January 1, 1993 Effective
                                               Date of Participation, and (ii) for any employee or
                                               former employee of NMCS, Inc. who on or after
                                               January 1, 1993 becomes an Employee of an Employer
                                               other than NMCS, Inc., periods of employment with
                                               NMCS, Inc. between January 1, 1990 and January 1,
                                               1993, inclusive, shall be considered periods of
                                               Continuous Employment with The Reynolds and
                                               Reynolds Company; periods of employment with NMCS,
                                               Inc. or any predecessor or affiliate of NMCS, Inc.
                                               prior to January 1, 1990 shall not be considered
                                               periods of Continuous Employment under the Plan,
                                               except that periods of employment prior to
                                               January 1, 1990 with NMCS, Inc. or any predecessor
                                               or affiliate of NMCS, Inc. shall be considered
                                               Continuous Employment only for purposes of Service
                                               for purposes of eligibility for an Early Retirement
                                               Pension (Section 4.2) and for purposes of Service
                                               for purposes of determining the Accrued Retirement
                                               Pension of a Participant who retires on Early
                                               Retirement under Section 4.2 after completing
                                               thirty-five (35) or more years of Service
                                               (Section 1.23(e)); provided, however, that there
                                               shall be no duplication of

                                    -106-

                                               credit for Service or Credited Service for any one
                                               period of time.  The foregoing special provisions
                                               shall override any other provision of the Plan,
                                               including, without limitation, Section 2.3, so that
                                               employment with NMCS, Inc. or any predecessor or
                                               affiliate of NMCS, Inc. prior to November 30, 1986
                                               shall not be counted as Continuous Employment under
                                               the Plan except as specifically provided above.

 Norick Brothers, Inc.       January 1, 1993          In determining Service (Section 3.2), Credited
                                                      Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for
                                                      (i) (eligible) Employees of Norick Brothers, Inc.
                                                      described in the Special Provisions section of
                                                      Schedule I dealing with Norick Brothers, Inc.'s
                                                      January 1, 1993 Effective Date of Participation,
                                                      and (ii) for any employee or former employee of
                                                      Norick Brothers, Inc. who on or after January 1,
                                                      1993 becomes an Employee of an Employer other than
                                                      Norick Brothers, Inc., periods of employment with
                                                      Norick Brothers, Inc. between June 1, 1992 and
                                                      January 1, 1993, inclusive, shall be considered
                                                      periods of Continuous Employment with The Reynolds
                                                      and Reynolds Company, and, periods of employment
                                                      with Norick Brothers, Inc. between June 1, 1992 and
                                                      September 30, 1993, inclusive, shall be considered
                                                      periods of Credited Service under the Plan; periods
                                                      of employment with Norick Brothers, Inc. or any
                                                      predecessor or affiliate of Norick Brothers Inc.
                                                      prior to June 1, 1992 shall not be considered
                                                      periods of Continuous Employment under the Plan,
                                                      except that periods of employment prior to June 1,
                                                      1992 with Norick Brothers, Inc. or any predecessor
                                                      or affiliate of Norick Brothers, Inc. shall be
                                                      considered Continuous Employment only for purposes
                                                      of Service for purposes of eligibility for an Early
                                                      Retirement Pension (Section 4.2) and for purposes
                                                      of Service for purposes of

                                             determining the Accrued Retirement Pension of a
                                             Participant who retires on Early Retirement under
                                             Section 4.2 after completing thirty-five (35) or
                                             more years of Service (Section 1.23(e)); provided,
                                             however, that there shall be no duplication of
                                             credit for Service or Credited Service for any one
                                             period of time.  The foregoing special provisions
                                             shall override any other provision of the Plan,
                                             including, without limitation, Section 2.3, so that
                                             employment with Norick Brothers, Inc. or any
                                             predecessor or affiliate of Norick Brothers, Inc.
                                             prior to June 1, 1992 shall not be counted as
                                             Continuous Employment under the Plan except as
                                             specifically provided above.

 Shumate Business Forms      January 1, 1993          In determining Service (Section 3.2), Credited
                                                      Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of Shumate Business Forms, periods of
                                                      employment with the Company shall be considered for
                                                      purposes of determining Continuous Employment under
                                                      the Plan beginning as of August 31, 1992, and
                                                      periods of employment with Shumate Business Forms
                                                      shall not be considered periods of Continuous
                                                      Employment under the Plan, except that periods of
                                                      employment prior to August 31, 1992 with Shumate
                                                      Business Forms shall be considered Continuous
                                                      Employment only for purposes of Service for
                                                      purposes of eligibility for an Early Retirement
                                                      Pension (Section 4.2) and for purposes of Service
                                                      for purposes of determining the Accrued Retirement
                                                      Pension of a Participant who retires on Early
                                                      Retirement under Section 4.2 after completing
                                                      thirty-five (35) or more years of Service
                                                      (Section 1.23(e)).

 Woodbury Business           October 1, 1993          In determining Service (Section 3.2), Credited
 Systems, Inc.                                        Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of Woodbury Business Systems, Inc.
                                                      periods of employment with of employment with the
                                                      Company shall be considered for purposes of
                                                      determining Continuous Employment under the Plan
                                                      beginning as of February 26, 1993, and period of
                                                      employment with Woodbury Business Systems, Inc.
                                                      shall not be considered periods of Continuous
                                                      Employment under the Plan, except that periods of
                                                      employment prior to February 26, 1993 with Woodbury
                                                      Business Systems, Inc. shall be considered
                                                      Continuous Employment only for purposes of Service
                                                      for purposes of eligibility for an Early Retirement
                                                      Pension (Section 4.2) and for purposes of
                                                      determining the Accrued Retirement Pension of a
                                                      Participant who retires on Early Retirement under
                                                      Section 4.2 after completing thirty-five (35) or
                                                      more years of Service (Section 1.23(e)).


 Coin, Inc.                  June 1, 1994             In determining Service (Section 3.2), Credited
                                                      Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for any
                                                      former employee of Coin, Inc. or any predecessor or
                                                      affiliate of Coin, Inc. who on or after June 1,
                                                      1994 is an Employee of an Employer, periods of
                                                      employment with Coin, Inc. or any predecessor or
                                                      affiliate of Coin, Inc. between June 29, 1993 and
                                                      October 1, 1993, inclusive, shall be considered
                                                      periods of Continuous Employment with The Reynolds
                                                      and Reynolds Company, and, periods of employment
                                                      with Coin, Inc. or any predecessor or affiliate of
                                                      Coin, Inc. between June 29, 1993 and September 30,
                                                      1994, inclusive, shall be considered periods of
                                                      Credited Service under the Plan; periods of
                                                      employment with Coin, Inc. or any predecessor or
                                                      affiliate of Coin, Inc. prior to June 29, 1993
                                                      shall not be considered periods of Continuous
                                                      Employment under the Plan, except that periods of
                                                      employment prior to June 29, 1993 with Coin, Inc.
                                                      or any predecessor or affiliate of Coin, Inc. shall
                                                      be considered Continuous Employment only for
                                                      purposes of Service for purposes of eligibility for
                                                      an Early Retirement Pension (Section 4.2) and for
                                                      purposes of Service for purposes of determining the
                                                      Accrued Retirement Pension of a Participant who
                                                      retires on Early Retirement under Section 4.2 after
                                                      completing thirty-five (35) or more years of
                                                      Service (Section 1.23(e));


                                                      provided, however that there shall be no
                                                      duplication of credit for Service or Credited
                                                      Service for any one period of time.  The foregoing
                                                      special provisions shall override any other
                                                      provision of the Plan, including, without
                                                      limitation, Section 2.3, so that employment with
                                                      Coin, Inc. or any predecessor or affiliate of Coin,
                                                      Inc. prior to June 29, 1993 shall not be counted as
                                                      Continuous Employment under the Plan except as
                                                      specifically provided above.

 LAW Printing, Inc.          October 1, 1994          In determining Service (Section 3.2), Credited
                                                      Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of LAW Printing, Inc., periods of
                                                      employment with the Company shall be considered for
                                                      purposes of determining Continuous Employment under
                                                      the Plan beginning as of January 4, 1994, and
                                                      periods of employment with LAW Printing, Inc. shall
                                                      not be considered periods of Continuous Employment
                                                      under the Plan, except that periods of employment
                                                      prior to January 4, 1994, with LAW Printing, Inc.
                                                      shall be considered Continuous Employment only for
                                                      purposes of Service for purposes of eligibility for
                                                      an Early Retirement Pension (Section 4.2) and for
                                                      purposes of Service for purposes of determining the
                                                      Accrued Retirement Pension of a Participant who
                                                      retires on Early Retirement under Section 4.2 after
                                                      completing thirty-five (35) or more years of
                                                      Service (Section 1.23(e)).

 Management Computer         October 1, 1995          In determining Service (Section 3.2), Credited
 Services, Inc.                                       Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of Management Computer Services, Inc.,
                                                      periods of employment with the Company shall be
                                                      considered for purposes of determining Continuous
                                                      Employment under the Plan beginning as of May 7,
                                                      1994, and periods of employment with Management
                                                      Computer Services, Inc. shall not be considered
                                                      periods of Continuous Employment under the Plan,
                                                      except that periods of employment prior to May 7,
                                                      1994, with Management Computer Services, Inc. shall
                                                      be considered Continuous Employment only for
                                                      purposes of Service for purposes of eligibility for
                                                      an Early Retirement Pension (Section 4.2) and for
                                                      purposes of Service for purposes of determining the
                                                      Accrued Retirement Pension of a Participant who
                                                      retires on Early Retirement under Section 4.2 after
                                                      completing thirty-five (35) or more years of
                                                      Service (Section 1.23(e)).

 Poorman Douglas             October 1, 1995          In determining Service (Section 3.2), Credited
                                                      Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of Poorman Douglas, periods of employment
                                                      with the Company shall be considered for purposes
                                                      of determining Continuous Employment under the Plan
                                                      beginning as of November 1, 1994, and periods of
                                                      employment with Poorman Douglas shall not be
                                                      considered periods of Continuous Employment under
                                                      the Plan, except that periods of employment prior
                                                      to November 1, 1994, with Poorman Douglas shall be
                                                      considered Continuous Employment only for purposes
                                                      of Service for purposes of eligibility for an Early
                                                      Retirement Pension (Section 4.2) and for purposes
                                                      of Service for purposes of determining the Accrued
                                                      Retirement Pension of a Participant who retires on
                                                      Early Retirement under Section 4.2 after completing
                                                      thirty-five (35) or more years of Service
                                                      (Section 1.23(e)).


                                    -116-

 Pioneer Systems,            October 1, 1995          In determining Service (Section 3.2), Credited
 Incorporated                                         Service (Section 3.3), and eligibility to
                                                      participate in the Plan (Section 2.1) for former
                                                      employees of Pioneer Systems, Incorporated, periods
                                                      of employment with the Company shall be considered
                                                      for purposes of determining Continuous Employment
                                                      under the Plan beginning as of April 1, 1995, and
                                                      periods of employment with Pioneer Systems,
                                                      Incorporated shall not be considered periods of
                                                      Continuous Employment under the Plan, except that
                                                      periods of employment prior to April 1, 1995, with
                                                      Pioneer Systems, Incorporated shall be considered
                                                      Continuous Employment only for purposes of Service
                                                      for purposes of eligibility for an Early Retirement
                                                      Pension (Section 4.2) and for purposes of Service
                                                      for purposes of determining the Accrued Retirement
                                                      Pension of a Participant who retires on Early
                                                      Retirement under Section 4.2 after completing
                                                      thirty-five (35) or more years of Service
                                                      (Section 1.23(e)).

                                    -117-

 Salcris Corporation         October 1, 1996          In determining Service
                                                      (Section 3.2), Credited
                                                      Service (Section 3.3),
                                                      and eligibility to
                                                      participate in the Plan
                                                      (Section 2.1) for former
                                                      employees of Salcris
                                                      Corporation, periods of
                                                      employment with the
                                                      Company shall be
                                                      considered for purposes
                                                      of determining Continuous
                                                      Employment under the Plan
                                                      beginning as of May 12,
                                                      1995, and periods of
                                                      employment with Salcris
                                                      Corporation shall not be
                                                      considered periods of
                                                      Continuous Employment
                                                      under the Plan, except
                                                      that periods of
                                                      employment prior to May
                                                      12, 1995, with Salcris
                                                      Corporation shall be
                                                      considered Continuous
                                                      Employment only for
                                                      purposes of Service for
                                                      purposes of eligibility
                                                      for an Early Retirement
                                                      Pension (Section 4.2) and
                                                      for purposes of Service
                                                      for purposes of
                                                      determining the Accrued
                                                      Retirement Pension of a
                                                      Participant who retires
                                                      on Early Retirement under
                                                      Section 4.2 after
                                                      completing thirty-five
                                                      (35) or more years of
                                                      Service   (Section
                                                      1.23(e)).


 D.I.S.C.                    October 1, 1996          In determining Service
                                                      (Section 3.2), Credited
                                                      Service (Section 3.3),
                                                      and eligibility to
                                                      participate in the Plan
                                                      (Section 2.1) for former
                                                      employees of D.I.S.C.,
                                                      periods of employment
                                                      with the Company shall be
                                                      considered for purposes
                                                      of determining Continuous
                                                      Employment under the Plan
                                                      beginning as of June 16,
                                                      1995, and periods of
                                                      employment with D.I.S.C.
                                                      shall not be considered
                                                      periods of Continuous
                                                      Employment under the
                                                      Plan, except that periods
                                                      of employment prior to
                                                      June 16, 1995, with
                                                      D.I.S.C. shall be
                                                      considered Continuous
                                                      Employment only for
                                                      purposes of Service for
                                                      purposes of eligibility
                                                      for an Early Retirement
                                                      Pension (Section 4.2) and
                                                      for purposes of Service
                                                      for purposes of
                                                      determining the Accrued
                                                      Retirement Pension of a
                                                      Participant who retires
                                                      on Early Retirement under
                                                      Section 4.2 after
                                                      completing thirty-five
                                                      (35) or more years of
                                                      Service (Section
                                                      1.23(e)).


The Nickelsen Group         October 1, 1996      In determining Service
                                                 (Section 3.2), Credited
                                                 Service (Section 3.3), and
                                                 eligibility to participate in
                                                 the Plan (Section 2.1) for
                                                 former employees of The
                                                 Nickelsen Group, periods of
                                                 employment with the Company
                                                 shall be considered for
                                                 purposes of determining
                                                 Continuous Employment under
                                                 the Plan beginning as of July
                                                 1, 1995, and periods of
                                                 employment with The Nickelsen
                                                 Group shall not be considered
                                                 periods of Continuous
                                                 Employment under the Plan,
                                                 except that periods of
                                                 employment prior to July 1,
                                                 1995, with The Nickelsen Group
                                                 shall be considered Continuous
                                                 Employment only for purposes
                                                 of Service for purposes of
                                                 eligibility for an Early
                                                 Retirement Pension (Section
                                                 4.2) and for purposes of
                                                 Service for purposes of
                                                 determining the Accrued
                                                 Retirement Pension of a
                                                 Participant who retires on
                                                 Early Retirement under Section
                                                 4.2 after

